DONALDSON COMPANY, INC.
                        SALARIED EMPLOYEES' PENSION PLAN
                               (1997 RESTATEMENT)


                         First Effective October 1, 1955
                As Amended and Restated Effective August 31, 1997

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                             DONALDSON COMPANY, INC.
                        SALARIED EMPLOYEES' PENSION PLAN
                               (1997 RESTATEMENT)


                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1.  INTRODUCTION ....................................................  1

            1.1.        Amendment and Restatement
            1.2.        Definitions
                        1.2.1.      Account Balance
                        1.2.2.      Accrued Benefit
                        1.2.3.      Accrued Points
                        1.2.4.      Actuarial Equivalent
                        1.2.5.      Actuary
                        1.2.6.      Affiliate
                        1.2.7.      Beneficiary
                        1.2.8.      Benefit Service
                        1.2.9.      Code
                        1.2.10.     Committee or Retirement Committee
                        1.2.11.     Compensation
                        1.2.12.     Disability, Disabled
                        1.2.13.     Earliest Retirement Age
                        1.2.14.     Effective Date
                        1.2.15.     Eligibility Service
                        1.2.16.     Employer
                        1.2.17.     ERISA
                        1.2.18.     Fund
                        1.2.19.     Hours of Service
                        1.2.20.     Interest Credit
                        1.2.21.     Interest Crediting Rate
                        1.2.22.     Normal Retirement Age
                        1.2.23.     One-Year Break in Service
                        1.2.24.     Participant
                        1.2.25.     Pay Credit
                        1.2.26.     Plan
                        1.2.27.     Plan Statement
                        1.2.28.     Plan Year
                        1.2.29.     Prior Plan Statement
                        1.2.30.     Recognized Employment

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                        1.2.31.     Social Security Taxable Wage Base
                        1.2.32.     Termination of Employment
                        1.2.33.     Trust Agreement
                        1.2.34.     Trustee
                        1.2.35.     Vested
                        1.2.36.     Vesting Service
            1.3.        Participant's Account Balance
                        1.3.1.      Initial Account Balance
                        1.3.2.      Pay Credits
                        1.3.3.      Interest Credits
                        1.3.4.      Special Career Accruals
            1.4.        Grandfathered Benefits
                        1.4.1.      Select Participants
                        1.4.2.      Protected Benefits
            1.5.        Rules of Interpretation

SECTION 2.  COVERAGE UNDER PLAN ............................................. 21

            2.1.        General Eligibility Rule
            2.2.        Special Rule for Former Participants
            2.3.        Participants Must Furnish Data
            2.4.        Effect of Misstatements by Participant

SECTION 3.  RETIREMENT INCOME BENEFITS ...................................... 22

            3.1.        Normal Retirement Pension
                        3.1.1.      When Available
                        3.1.2.      Amount
                        3.1.3.      Form of Pension
            3.2.        Early Retirement Pension
                        3.2.1.      When Available
                        3.2.2.      Amount
                        3.2.3.      Form of Pension
            3.3.        Vested Benefit
                        3.3.1.      When Available
                        3.3.2.      Amount
                        3.3.3.      Form of Benefit
            3.4.        Disability Rules
                        3.4.1.      Continuing Pay Credits
                        3.4.2.      Continuing Interest Credits

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            3.5.        General Benefits Rules
                        3.5.1.      Nonduplication of Benefits
                        3.5.2. Effect of Termination Before Vesting -- Forfeiture and Restoration
            3.6.        Payments of Small Amounts
                        3.6.1.      Lump Sum
                        3.6.2.      Effect on Account Balance
            3.7.        Facility of Payment
            3.8.        Limitation on Benefits
            3.9.        Suspension of Benefits
                        3.9.1.      Reemployment Before Normal Retirement Age
                        3.9.2.      Reemployment After Normal Retirement Age
                        3.9.3.      Reemployment Before Benefits Commence
                        3.9.4.      Continued Employment After Normal Retirement
                                    Age
                        3.9.5.      Procedural Requirements
                        3.9.6.      Offsets of Suspendible Amounts

SECTION 4.  OPTIONAL FORMS OF PENSION ....................................... 29

            4.1.        Optional Forms Available
            4.2.        Presumptive Forms
            4.3.        Participant's Election Rights
            4.4. Special Election for Retirees on or after July 1, 1997 but prior to August 31, 1997
            4.5.        Notices
            4.6.        Direct Rollover

SECTION 5.  DEATH BENEFITS .................................................. 35

            5.1.        Death After Benefit Commencement
            5.2.        Death Before Benefit Commencement
                        5.2.1.      When Available
                        5.2.2.      Surviving Spouse Beneficiary
                        5.2.3.      Nonspouse Beneficiaries
            5.3.        Designation of Beneficiaries
                        5.3.1.      Right To Designate
                        5.3.2.      Failure of Designation
                        5.3.3.      Disclaimers by Beneficiaries
                        5.3.4.      Definitions
                        5.3.5.      Special Rules

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SECTION 6.  FUNDING OF PLAN ................................................. 39

            6.1.        Creation of Trust
            6.2.        Cost of Plan
            6.3.        Contributions Not To Be Diverted
            6.4.        Spendthrift Provisions

SECTION 7.  AMENDMENT AND TERMINATION ....................................... 41

            7.1.        Amendment
            7.2.        Termination of Plan
            7.3.        Merger or Spinoff of Plans
                        7.3.1.      In General
                        7.3.2.      Limitations
            7.4.        Adoption by Affiliates
                        7.4.1.      Adoption by Consent
                        7.4.2.      Procedure for Adoption
                        7.4.3.      Effect of Adoption
            7.5.        Change in Control
                        7.5.1.      Vesting
                        7.5.2.      Termination
                        7.5.3.      Amendment
                        7.5.4.      Merger
                        7.5.5.      Special Definitions
                        7.5.6.      Not Amendable

SECTION 8.  DETERMINATIONS-- RULES AND REGULATIONS .......................... 45

            8.1.        Determinations
            8.2.        Rules and Regulations
            8.3.        Method of Executing Instruments
            8.4.        Claims Procedure
                        8.4.1.      Original Claim
                        8.4.2.      Claims Review Procedure
                        8.4.3.      General Rules
            8.5.        Information Furnished by Participants

SECTION 9.  PLAN ADMINISTRATION ............................................. 48

            9.1.        Employer
                        9.1.1.      Officers
                        9.1.2.      Chief Executive Officer
                        9.1.3.      Board of Directors

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            9.2.        Committee
                        9.2.1.      Appointment and Removal
                        9.2.2.      Automatic Removal
                        9.2.3.      Authority
                        9.2.4.      Majority Decisions
            9.3.        Limitation on Authority
            9.4.        Conflict of Interest
            9.5.        Dual Capacity
            9.6.        Administrator
            9.7.        Named Fiduciaries
            9.8.        Service of Process
            9.9.        Administrative Expenses
            9.10.       IRS Qualification

SECTION 10. MISCELLANEOUS RULES ............................................. 52

            10.1.       Disclaimers
            10.2.       Reversion of Fund Prohibited
            10.3.       Contingent Top Heavy Plan Rules
            10.4.       Continuity


APPENDIX A -- LIMITATION ON ANNUAL ADDITIONS
              AND ANNUAL BENEFITS .......................................... A-1


APPENDIX B -- CONTINGENT TOP HEAVY PLAN RULES .............................. B-1


APPENDIX C -- DETERMINATION OF ACTUARIAL EQUIVALENT TO
              SINGLE LIFE ANNUITY .......................................... C-1


APPENDIX D -- QUALIFIED DOMESTIC RELATIONS ORDERS .......................... D-1

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                             DONALDSON COMPANY, INC.
                        SALARIED EMPLOYEES' PENSION PLAN
                               (1997 RESTATEMENT)


                                    SECTION 1

                                  INTRODUCTION


1.1. AMENDMENT AND RESTATEMENT. Effective October 1, 1955, DONALDSON COMPANY, INC., a Delaware corporation, adopted a defined benefit pension plan for the benefit of its eligible salaried employees, which plan was set forth in a document entitled "Donaldson Company, Inc. Salaried Employees' Amended Pension Plan." Effective October 1, 1956, that Plan document was amended and restated in a document entitled "Donaldson Company, Inc. 1956 Salaried Employees' Revised Pension Plan." Effective August 1, 1962, that Plan document, as amended, was further amended and restated in a document entitled "Donaldson Company, Inc. 1962 Salaried Employees' Revised Pension Plan." Effective July 31, 1976, that Plan document, as amended, was further amended and restated in a document entitled "Donaldson Company, Inc. 1976 Revised Salaried Employees' Pension Plan." Effective August 1, 1985, that Plan document, as amended, was further amended and restated in a document entitled "Donaldson Company, Inc. Salaried Employees' Pension Plan (1985 Restatement)." That Plan document was thereafter amended from time to time by the adoption of eight amendments.

In exercise of its reserved power of amendment (but not in exhaustion thereof), the Employer hereby further amends those Plan documents by restating them in their entirety. This amended and restated Plan document does not terminate the Plan heretofore created but, on the contrary, continues and restates it effective as of August 31, 1997. Except as may be hereinafter specifically provided, this amended and restated Plan document shall not affect the rights of, or benefits payable to or with respect to, any Participant who died, retired or otherwise terminated employment prior to August 31, 1997. Except as hereinafter specifically provided, the rights of, and benefits payable to or with respect to, all such persons shall be governed under the Plan documents as in effect at the time of such death, retirement or other termination of employment.

1.2. DEFINITIONS. When used herein with initial capital letters, the following words have the following meanings:

         1.2.1. ACCOUNT BALANCE -- a single lump sum dollar amount determined and redetermined for each Participant from time to time as provided in Section 1.3.

         1.2.2. ACCRUED BENEFIT -- the monthly amount of retirement income determined for a Participant as of a specified date (and normally payable monthly to the Participant in the Single Life Annuity form, beginning on the first day of the calendar month next following the Participant's

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Normal Retirement Age) which shall be the Actuarial Equivalent of that
Participant's Account Balance also determined as of that specified date. Neither this Plan (as an amendment of the Prior Plan) nor any amendment of this Plan shall have the effect of reducing the Accrued Benefit of any Participant. If any such amendment would appear to have the effect of reducing an Accrued Benefit, such amendment shall not be given effect to reduce the Accrued Benefit below the level determined as of one day prior to the effective date of the Amendment (but such amendment may have the effect of temporarily or indefinitely curtailing the accrual of additional benefits).

         1.2.3. ACCRUED POINTS -- a Participant's age attained as of the birthday coincident with or immediately preceding the last day of the Plan Year for which the Participant's Accrued Points are being calculated (expressed in whole years) plus such Participant's completed years of Benefit Service (expressed in whole years) completed as of the last day of such Plan Year.

         1.2.4. ACTUARIAL EQUIVALENT -- a benefit of equivalent value computed on the basis of actuarial tables, factors and assumptions set forth in the Appendix C to this Plan Statement.

         1.2.5. ACTUARY -- a corporation, firm or individual selected by the Committee which has on its staff one or more Actuaries who are enrolled with the Joint Board for the Enrollment of Actuaries. The Committee reserves the right to retain the Actuary and to change the Actuary at any time and from time to time.

         1.2.6. AFFILIATE -- a business entity which is under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under section 414(o) of the Code. In addition to said required treatment, the Committee may, in its discretion, designate as an Affiliate any business entity which is not such a "common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such limitations as the Committee may impose.

         1.2.7. BENEFICIARY -- a person designated by the Participant in accordance with Section 5.3 (or automatically by operation of this Plan Statement) to receive a death benefit payable under the terms of this Plan other than the survivor benefit payable to a surviving spouse under a Qualified Joint and Survivor Annuity). A person so designated shall not be considered a Beneficiary until the death of the Participant.

         1.2.8. BENEFIT SERVICE -- a measure of a Participant's service with the Employer in Recognized Employment (stated as a number of years) which is equal to the total years of the Participant's employment in Recognized Employment determined as follows:

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         (a)      INCLUDED SERVICE.

                  (i) One (1) year of Benefit Service shall be credited for each Plan Year in which the Participant has one thousand (1,000) or more Hours of Service in Recognized Employment during the Plan Year. If the Participant has less than one thousand (1,000) Hours of Service in Recognized Employment in the Plan Year, no Benefit Service shall be credited for that Plan Year.

                  (ii) Benefit Service shall not be credited for employment if the Participant is accruing benefits on account of that employment under any other pension plan to which the Employer contributes.

                  (iii) Benefit Service shall not be credited for any employment that is not Recognized Employment.

                  (iv) Benefit Service shall not be credited for employment during any Plan Year prior to the Plan Year in which the Participant attains age twenty-one (21) years.

                  (v)      Notwithstanding anything herein to the contrary, one
                           (1) year of Benefit Service shall be credited for each Plan Year in which the Participant has a Disability as defined in Section 1.2.10.

         (b) COMPUTATION PERIODS. The computation periods for determining Benefit Service shall be the Plan Years.

         (c) COMPLETION. A year of Benefit Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Benefit Service for employment on or after August 31, 1997, shall not be credited. Any fractional years of Benefit Service earned prior to August 31, 1997, shall be counted under this Plan Statement as follows: one-half or more fractional years shall be counted as one (1) year of Benefit Service, and less than one-half fractional years of Benefit Service shall be disregarded).

         (d) BREAK IN SERVICE. Benefit Service canceled before August 31, 1997 by operation of the Plan's break in service rules as they existed prior to August 31, 1997 shall continue to be canceled on and after August 31, 1997.

         (e) BENEFIT RULE OF PARITY. If the Participant does not have a Vested right to any portion of an Accrued Benefit, Benefit Service completed before any One-Year Break in Service shall be disregarded in determining his Benefit

                  Service (upon a subsequent return to employment) if the number of his consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of his years (and fractions of years) of Benefit Service (whether or not consecutive) completed before such One-Year Breaks in Service. Such aggregate number of his years of Benefit Service completed before such One-Year Breaks in Service shall not include any years of Benefit Service which have been disregarded under this paragraph by reason of any prior One-Year Breaks in Service.

         1.2.9. CODE -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

         1.2.10. COMMITTEE OR RETIREMENT COMMITTEE -- the committee appointed pursuant to Section 9.2.

         1.2.11. COMPENSATION -- a Participant's Compensation will be determined under the following rules:

         (a) GENERAL RULE. Compensation is the total remuneration paid to the Participant by the Employer for services rendered to the Employer which would have been reported on Treasury Form W-2 Box 10 (or any comparable successor form) if reported on a Plan Year basis; subject, however, to the following:

                  (i) EXCLUDED ITEMS. In determining a Participant's Compensation there shall be excluded (A) all expense reimbursements, moving expense payments and other similar payments, and (B) all noncash remuneration, and (C) third-party sick pay (including short and long term disability insurance benefits), and (D) income imputed from insurance coverages and premiums or employee discounts and other similar amounts, and
                           (E) the value of stock options and stock appreciation rights (whether or not exercised), Long Term Compensation Plan payments and other similar amounts, and (F) all foreign service allowances, cost-of-living allowances, station allowances, foreign tax equalization payments and other similar payments, and (G) payments for vacation or sick leaves accrued but not taken, and (H) any lump sum payment of severance pay.

                  (ii) INCLUDED ITEMS. Compensation shall be determined before any reductions authorized by the Participant under a qualified cash or deferred arrangement under section 401(k) of the Internal Revenue

                           Code or under a cafeteria plan under section 125 of the Internal Revenue Code.

                  (iii) PRE-PARTICIPATION EMPLOYMENT. Remuneration paid by the employer attributable to periods prior to the date the Participant becomes a Participant in the Plan shall be taken into account in determining the Participant's Compensation.

                  (iv) NON-RECOGNIZED EMPLOYMENT. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Compensation.

                  (v) ATTRIBUTABLE TO PERIODS. A Participant's Compensation shall be considered attributable to the Plan Year in which it is actually paid and not when earned or accrued.

                  (vi) MULTIPLE EMPLOYERS. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Compensation shall not be determined for each Employer.

                  (vii) ANNUAL MAXIMUM. A Participant's Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Internal Revenue Code. For purposes of the foregoing, the annual compensation limit under section 401(a)(17) of the Internal Revenue Code shall be One Hundred and Fifty Thousand Dollars ($150,000) (as adjusted under the Internal Revenue Code for cost of living increases) for Plan Years beginning on or after January 1, 1994.

         (b) MERGER OF DIXON HOURLY EMPLOYEES' PENSION PLAN. In the case of a Participant who prior to April 1, 1987, was a Participant under the "Donaldson Company, Inc. Dixon Hourly Employees' Pension Plan," Compensation for Plan Years beginning prior to April 1, 1987, shall be the hourly pay rate for him on the June 30 preceding the Plan Year for which it is determined multiplied by two thousand eighty (2,080).

         (c) MERGER OF BALDWIN PENSION PLAN. In the case of a Participant who prior to February 1, 1988, was a Participant under the "Donaldson Company, Inc. Industrial Group Baldwin Hourly Employees' Pension Plan," Compensation for Plan Years beginning prior to February 1, 1988, shall be the hourly pay rate for him on the June 30 preceding the Plan Year for which it is determined multiplied by two thousand eighty (2,080).

         1.2.12. DISABILITY, DISABLED -- a physical or mental impairment which constitutes total and permanent disability and during which the Participant is not receiving any payments of an Early Retirement Pension or a Vested Benefit, and either:

         (a) is eligible to receive long-term disability benefits under the Employer's separate long-term disability insurance plan (which program shall be administered on a uniform and nondiscriminatory basis); if such separate long-term disability coverage is elected by the Participant, or

         (b) is eligible to receive and is actually receiving (after the applicable waiting period) benefits under the federal Social Security Act as in effect at the time of the Disability.

         1.2.13. EARLIEST RETIREMENT AGE -- the last day of the first calendar month in which the Participant has both attained at least age fifty-five (55) years and completed at least five (5) years of Vesting Service or, if earlier, the date upon which the Participant attains age sixty-five (65) years (without regard to the number of his years of Vesting Service).

         1.2.14. EFFECTIVE DATE -- August 31, 1997. (Except as specifically provided, this Plan Statement shall not affect the rights of or the benefits payable to, or with respect to, any employee who died, retired or otherwise had a Termination of Employment prior to the Effective Date.)

         1.2.15. ELIGIBILITY SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

         (a) COMPUTATION PERIODS. The computation periods for determining Eligibility Service shall be the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service and all Plan Years beginning after such date (irrespective of any termination of employment and subsequent reemployment). Notwithstanding the foregoing, if the employee performs the employee's first Hour of Service on the first regularly scheduled workday of the calendar month, and if treating that employee to have worked the employee's first Hour of Service on the first day of the calendar month results in the employee completing the employee's year of Eligibility Service earlier, then the employee shall be deemed to have the computation period beginning on the first day of the calendar month in which the employee first performs an Hour of Service.

         (b) COMPLETION. A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date during such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

         (c) BREAK IN SERVICE. Eligibility Service canceled before August 31, 1997, by operation of the Plan's break in service rules as they existed prior to August 31, 1997, shall continue to be canceled in and after August 31, 1997.

         (d) ELIGIBILITY RULE OF PARITY. If the employee does not have a Vested right to any portion of an Accrued Benefit, Eligibility Service completed before any One-Year Break in Service shall be disregarded in determining his Eligibility Service (upon a subsequent return to employment) if the number of his consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of his years of Eligibility Service (whether or not consecutive) completed before such One-Year Breaks in Service. Such aggregate number of his years of Eligibility Service completed before such One-Year Breaks in Service shall not include any years of Eligibility Service which have been disregarded under this paragraph by reason of any prior One-Year Breaks in Service.

         1.2.16. EMPLOYER -- DONALDSON COMPANY, INC., a Delaware corporation (the "principal sponsor"), and any business entity affiliated with the principal sponsor that adopts the Plan with the consent of the principal sponsor and subject to such limitations (not inconsistent with federal law) as the principal sponsor may impose with respect to the extent that service with such business entity prior to such adoption will be recognized hereunder, and any successor thereof that adopts the Plan.

         1.2.17. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

         1.2.18. FUND -- the assets of the Plan held by the Trustee from time to time, including all contributions of the Employer and the investments and reinvestments, earnings and profits thereon.

         1.2.19. HOURS OF SERVICE -- a measure of an employee's service with the Employer and all Affiliates, determined for a particular computation period and equal to the number of hours credited to the employee under the following rules:

         (a) PAID DUTY. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate. These Hours of Service shall be credited to the employee for the computation period or periods in which the duties are performed.

         (b) PAID NONDUTY. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                  (i) no more than one thousand forty (1,040) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period);

                  (ii) no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws;

                  (iii) no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee;

                  (iv) payments shall be deemed made by or due from an Employer whether made directly or indirectly from a trust fund or an insurer to which the Employer contributes or pays premiums.

                           These Hours of Service shall be credited to the
                  employee in accordance with applicable regulations then in force and for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the Hours of Service shall be credited to the first computation period in which the event for which any part of the payment is made occurred.

         (c) BACK PAY. An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer or an Affiliate. The same Hours of Service credited under paragraph
                  (a) and (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph. These Hours of Service shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d)      UNPAID ABSENCES.

                  (i) MILITARY LEAVES. During service in the Armed Forces of the United States if the employee both entered such service and returned to employment with an Employer or an Affiliate from such service under circumstances entitling him to reemployment rights granted veterans under federal law, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited but for such absence; provided, however, that if the employee does not return to employment for any reason other than his death, Disability or attainment of Normal Retirement Age within the time prescribed by law for the retention of veteran's reemployment rights, such Hours of Service shall not be credited.

                  (ii) PARENTING LEAVES. To the extent not otherwise credited and solely for the purpose of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work beginning after December 31, 1984 due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One-Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours of Service shall not be credited until the employee furnishes timely information which may be reasonably required by the Employer to establish that the absence from work is for a reason for which these Hours of Service may be credited.

                  (iii) LEAVES OF ABSENCE. Solely for the purpose of determining whether a One-Year Break in Service has occurred, during each unpaid leave of absence authorized by the Employer or an Affiliate under uniform rules of nondiscriminatory application that does not exceed twelve (12) months duration, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than his death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

                  (iv) LAYOFFS. Solely for the purpose of determining whether a One-Year Break in Service has occurred, during each unpaid layoff from Recognized Employment that does not exceed twelve (12) months duration, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than his death, Disability or attainment of Normal Retirement Age at the expiration of the layoff, such Hours of Service shall not be credited.

         (e) SPECIAL RULES. For periods prior to the effective date, Hours of Service shall be determined using whatever records are reasonably accessible and in accordance with whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor Regulations 29 C.F.R. ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased employees, leased owners, leased managers, shared employees, shared leased employees and other similar classifications by the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Eligibility Service and Vesting Service. Application of the leased employee rules under section 414(n) of the Code shall be subject to the following: (i) "contingent services" shall mean services performed by a person for the Employer or an Affiliate during the period the person has not performed the services on a substantially full time basis for a period of at least twelve (12) consecutive months, (ii) except as provided in (iii), contingent services shall not be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Eligibility Service and Vesting Service, (iii) contingent services performed by a person who has become a Leased Employee shall be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Eligibility Service and Vesting Service, and (iv) all service performed as a Leased Employee (I.E., all service following the date an individual has satisfied all three requirements for becoming a Leased Employee) shall be taken into account for purposes of determining Eligibility Service, Vesting Service and one-Year Breaks in Service as applied to Eligibility Service and Vesting Service.

         (f) ACQUISITION OF DAY DIVISION OF CARTER-DAY COMPANY. A former employee of the Day Division of Carter-Day Company, a Minnesota corporation, who transfers to Recognized Employment from employment with the Day Division of Carter-Day Company in connection with the Employer's acquisition of the Day Division of Carter-Day Company which occurred on October 31, 1986, within the thirty (30) day period beginning on October 31, 1986, shall be considered to have been employed by the Employer for employment with Carter-Day Company up to October 31, 1986, for the purpose of determining a Participant's Hours of Service, Eligibility Service and Vesting Service under the Plan, but not for determining a Participant's Benefit Service under the Plan.

         (g) ACQUISITION OF INTEGRATED AIR SYSTEMS, INC. A former employee of Integrated Air Systems, Inc. (IAS), a Delaware corporation, who transfers to Recognized Employment from employment with IAS in connection with the Employer's acquisition of IAS which occurred on January 1, 1987, within the thirty (30) day period beginning on January 1, 1987, shall be considered to have been employed by the Employer for employment with IAS up to January 1, 1987, for the purpose of determining a Participant's Hours of Service, Eligibility Service and Vesting Service under the Plan, but not for determining a Participant's Benefit Service under the Plan.

         (h) ACQUISITION OF MINE SAFETY APPLICATIONS. A former employee of Mine Safety Applications product division from Pittsburgh, Pennsylvania, who transfers to Recognized Employment from employment with Mine Safety Applications in connection with the Employer's acquisition of Mine Safety Applications which occurred on April 27, 1987, within the thirty (30) day period beginning on April 27, 1987, shall be considered to have been employed by the Employer for employment with Mine Safety Applications up to April 27, 1987, for the purpose of determining a Participant's Hours of Service, Eligibility Service and Vesting Service under the Plan, but not for determining a Participant's Benefit Service under the Plan.

         1.2.20. INTEREST CREDIT -- interest amounts credited to the Account Balance as specified in Section 1.3.

         1.2.21. INTEREST CREDITING RATE -- a percentage determined once for each Plan Year which shall be equal to the average interest rate on one-year Treasury bills auctioned in the month of June preceding such Plan Year plus one percent (1%).

         1.2.22. NORMAL RETIREMENT AGE-- the last day of the calendar month in which a Participant attains age sixty-five (65) years.

         1.2.23. ONE-YEAR BREAK IN SERVICE -- a Plan Year during which an employee is not credited with any Hours of Service. (A One-Year Break in Service shall be deemed to occur only on the last day of such a Plan Year.)

         1.2.24. PARTICIPANT -- an employee of an Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2 hereof. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of his death or, if earlier, the date when he is no longer employed in Recognized Employment and upon which the Participant no longer has any Vested Accrued Benefit under the Plan (that is, he has received a distribution of all of his Vested Accrued Benefit or his Accrued Benefit that is not Vested has been cancelled by the occurrence of one or more One-Year Breaks in Service).

         1.2.25. PAY CREDIT -- pay-related amounts credited to the Account Balance as specified in Section 1.3.

         1.2.26. PLAN -- the tax-qualified defined benefit pension plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in the Prior Plan Statement and as amended in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement," the "Plan Statement" and the "Trust Agreement.") The Plan shall be referred to as the "DONALDSON COMPANY, INC. SALARIED EMPLOYEES' PENSION PLAN."

         1.2.27. PLAN STATEMENT -- this written instrument entitled "DONALDSON COMPANY, INC. SALARIED EMPLOYEES' PENSION PLAN (1997 Restatement)" as adopted by DONALDSON COMPANY, INC. effective as of August 31, 1997, as the same may be amended from time to time thereafter.

         1.2.28. PLAN YEAR -- the twelve (12) consecutive month period ending on any July 31.

         1.2.29. PRIOR PLAN STATEMENT -- the written instruments pursuant to which the Plan was established and operated until August 31, 1997.

         1.2.30. RECOGNIZED EMPLOYMENT -- all employment with the Employer which the Employer classifies as salaried employment, excluding, however, employment which the Employer classifies as:

         (a) employment as a salaried production employee eligible for participation in another tax-qualified defined benefit pension plan to which the Employer contributes;

         (b) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless such collective bargaining agreement provides for the inclusion of those employees in the Plan;

         (c) employment as a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States;

         (d) employment in a division or facility of the Employer which is not in existence on August 1, 1985 (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after August 1, 1985) unless and until the Committee shall declare such employment to be Recognized Employment; and

         (e) employment by a United States citizen outside the United States unless such citizen is formally designated by the Committee as eligible for participation in the Plan,

         (f) employment as a warehouse, salaried employee in the Employer's distribution center facility unless and until the Committee shall declare such employment to be Recognized Employment;

         (g) services of a person not a common law employee of the Employer including, without limiting the generality of the foregoing, services of a leased employee, leased owner, leased manager, shared employee, shared leased employee or other similar classification; and

         (h) employment of a highly compensated employee (as defined in section 414 of the Internal Revenue Code) to the extent agreed in writing by the employee.

         1.2.31. SOCIAL SECURITY TAXABLE WAGE BASE -- the amount of wages on which payroll taxes attributable to the funding of old-age and survivor's disability insurance under Title II of the Social Security Act are assessed on the first day of the Plan Year.

         1.2.32. TERMINATION OF EMPLOYMENT -- a complete severance of an employee's employment relationship with the Employer and all Affiliates, if any, for any reason. A transfer from employment with the Employer to employment with an Affiliate of the Employer shall not constitute a Termination of Employment. Notwithstanding that a Participant actually continues as an employee of the Employer or an Affiliate, each Participant shall be deemed for the purpose of commencing the payment of benefits under this Plan to have had a Termination of Employment upon the earlier of:

         (a) the last day of the calendar year in which the Participant attains age seventy and one-half (70-1/2) years (or, if later, the day the Participant first becomes Vested in any Accrued Benefit); provided, however, that this paragraph (a) shall not apply to any such Participant who elects not to commence payment of benefits until after an actual termination of employment; or

         (b) the first day of any calendar month that begins after the Participant's Normal Retirement Age and during which the Participant has less than forty (40) Hours of Service.

         1.2.33. TRUST AGREEMENT -- the separate written instrument entitled "DONALDSON COMPANY, INC. MASTER INVESTMENT TRUST AGREEMENT" entered into by and between the Trustee and the Employer effective as of May 25, 1988, as the same may be amended from time to time thereafter.

         1.2.34. TRUSTEE -- the Trustee originally named in the Trust Agreement and its successor or successors in trust. Where the context requires, Trustee shall also mean and refer to any one or more co-trustees serving hereunder.

         1.2.35. VESTED -- nonforfeitable, i.e., a claim obtained by a Participant or his Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant's service, which is unconditional and which is legally enforceable against the Plan.

         1.2.36. VESTING SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

         (a) COMPUTATION PERIODS. The computation periods for determining Vesting Service shall be the Plan Years.

         (b) COMPLETION. A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service. (Fractional years of Vesting Service shall not be credited.)

         (c) PRE-AUGUST 1, 1976 SERVICE. Years of Vesting Service shall be credited for years prior to August 1, 1976 as if this Plan Statement were then in effect; provided, however, that Plan Years completed before August 1, 1976 that would have been disregarded under the break in service rules in effect under this Plan prior to August 1, 1976 shall be disregarded under this Plan Statement.

         (d) BREAK IN SERVICE. Vesting Service canceled before August 31, 1997, by operation of the Plan's break in service rules as they existed prior to August 31, 1997, shall continue to be canceled on and after August 31, 1997.

         (e) VESTING RULE OF PARITY. Except as provided in the following sentences, an employee's service both before and after a One-Year Break in Service shall be taken into account in computing his Vesting Service for the purpose of determining the Vested percentage of his Accrued Benefit after such One-Year Break in Service. If the employee does not have any Vested right to any portion of an Accrued Benefit when he incurs a One-Year Break in Service, however, Vesting Service completed before any One-Year Break in Service shall be disregarded in determining his Vesting Service (upon a subsequent return to employment) if the number of his consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of his years of Vesting Service (whether or not consecutive) completed before such One-Year Breaks in Service. Such aggregate number of his years of Vesting Service completed before such One-Year Breaks in Service shall not include any years of Vesting Service which have been disregarded under the preceding sentence by reason of any prior One-Year Breaks in Service.

1.3. PARTICIPANT'S ACCOUNT BALANCE. There shall be maintained for each Participant an Account Balance which shall be adjusted annually with the accruals hereinafter described, the value of which shall be determined without regard to any contributions to the Fund or the income, expenses, gains and losses of the Fund or any forfeitures under the Plan.

         1.3.1. INITIAL ACCOUNT BALANCE.

         (a) NEW PARTICIPANTS. An employee who becomes a Participant in the Plan on or after August 31, 1997, shall have an initial Account Balance of $0.

         (b) TRANSITIONED PARTICIPANTS. As of August 31, 1997, the initial Account Balance for each Participant who was a Participant in Recognized Employment on or after August 1, 1997, shall be established as follows:

                  (i) Determine each Participant's monthly Accrued Benefit under the Prior Plan Statement as of August 1, 1997 (expressed in a Single Life Annuity form commencing on the first day of the calendar month following the month in which the Participant attains the later of Normal Retirement Age or the Participant's current age and determined as if the Participant had terminated on August 1, 1997);

                  (ii) Multiply the amount established in (i) by one hundred twenty (120);

                  (iii) Determine the present value of the amount established in (ii) as of August 1, 1997, by discounting the amount established in (ii) from each Participant's Normal Retirement Age to August 1, 1997, in years and full calendar months (using a six percent (6%) compounded interest rate assumption).

         (c) REHIRED PARTICIPANTS. The initial Account Balance for each Participant who was not in active employment on July 31, 1997, and who is rehired on or after August 1, 1997, shall be established as of the August 1 coincident with or immediately preceding the Participant's rehire date as follows:

                  (i) Determine each Participant's monthly Accrued Benefit under the Prior Plan Statement as of the August 1 coincident with or immediately preceding the Participant's rehire date (expressed in a Single Life Annuity form commencing on the first day of the calendar month following the month in which the Participant attains the later of Normal Retirement Age or the Participant's current age);

                  (ii) Multiply the amount established in (i) by one hundred twenty (120);

                  (iii) Determine the present value of the amount established in (ii) as of the August 1 coincident with or immediately preceding the Participant's rehire date, by discounting the amount established in (ii) from each Participant's Normal Retirement Age to the August 1 coincident with or immediately preceding the Participant's rehire date, in years and full calendar months (using a six percent (6%) compounded interest rate assumption).

                  The calculation of the Accrued Benefit under the Prior Plan Statement is determined in part by reference to the estimated Social Security benefit. Each Participant shall be notified of the opportunity to provide the Employer with his or her actual Social Security earnings history from the Social Security Administration to be used in determining the Accrued Benefit as of August 31, 1997, and Initial Account Balance. If such actual Social Security earnings history is not filed with the Employer prior to March 30, 1998, the Social Security Benefit of such Participant shall be determined by utilizing the alternative methods specified in the Prior Plan Statement and the calculation of the Accrued Benefit and Initial Account Balance will be final.

                  Notwithstanding anything in this Section 1.3.1(c) to the contrary, a Participant who is rehired after benefit payments have commenced under the Prior Plan Statement shall have an initial Account Balance of $0, and the Accrued Benefit under the Prior Plan Statement shall continue to be paid under the Prior Plan Statement.

         1.3.2. PAY CREDITS. As of each July 31 (beginning July 31, 1998, for pay periods with a pay date after August 1, 1997), each eligible Participant's Account Balance shall receive a Pay Credit equal to the applicable percentage of that Participant's Compensation for the Plan Year ending on that date shown in the following table:

                  Participant's           Percentage of
                  Accrued Points          Compensation
                  --------------          ------------

                     0-39                       3%

                     40-49                      4%

                     50-59                      5%

                     60-69                    6.5%

                     70 and over              8.5%

In addition, the Account Balance of each Participant whose Compensation for the Plan Year exceeds the Social Security Taxable Wage Base shall receive a Pay Credit equal to the applicable percentage of that portion of the Participant's Compensation for the Plan Year that exceeds the Social Security Taxable Wage Base at the beginning of the Plan Year shown in the following table:

                  Participant's         Percentage of Compensation in Excess of
                  Accrued Points           Social Security Taxable Wage Base
                  --------------           ---------------------------------

                     0-39                                 3%

                     40-49                                4%

                     50 and over                          5%

For purposes of this Section 1.3.2,

         (a) A Participant shall be eligible to receive a Pay Credit for a Plan Year only if the Participant has completed one (1) year of Benefit Service for that Plan Year.

         (b) Any Participant who leaves Recognized Employment on a date other than July 31 and who has completed one (1) year of Benefit Service during that Plan Year, may receive a Pay Credit for that Plan Year prior to July 31 if such Participant requests a distribution of the Participant's Account Balance prior to July 31.

         (c) A Participant shall receive Pay Credits during a period of Disability to the extent provided in Section 3.4.

         (d) An employee who becomes a Participant in the Plan on or after August 31, 1997, and who completes one (1) year of Benefit Service during the Plan Year in which the employee becomes a Participant under Section 2.1 of this Plan Statement shall receive additional Pay Credits, as of the July 31 of the Plan Year in which the employee becomes a Participant, based on the Participant's Accrued Points and Compensation earned during the Plan Year immediately preceding the Plan Year in which the employee became a Participant, if the employee was in Recognized Employment during such Plan Year.

         1.3.3. INTEREST CREDITS. As of the last day of each Plan Year (beginning July 31, 1998), there shall be credited to each eligible Participant's or Beneficiary's Account Balance an Interest Credit, determined under the following rules:

         (a) The amount of each annual Interest Credit shall be equal to the Interest Crediting Rate for the current Plan Year multiplied by the Account Balance determined as of the first day of the current Plan Year.

         (b) Interest Credits to the Account Balance of a Participant whose termination of employment during the current Plan Year is due to retirement at or after Early Retirement Age, retirement at or after Normal Retirement Age, or death and who commences payment of benefits prior to or on July 31 of the current Plan Year will be credited on a prorated basis up to and including the last day of the month prior to the date as of which payments first commence (on or after August 1, 1997) with respect to such Account Balance (but not thereafter). Such prorated Interest Credits shall be based on the Account Balance determined as of the first day of the current Plan Year (which Account Balance shall not include any prorated Pay Credits made for the current Plan Year).

         (c) A Participant whose termination of employment during the current Plan Year is not due to retirement at or after Early Retirement Age, retirement at or after Normal Retirement Age or death, or whose termination of employment occurred during any prior Plan Year, will receive an Interest Credit for the current Plan Year only if he or she has not commenced payment of benefits prior to or on July 31 of the current Plan Year.

         (d) A Participant who receives Pay Credits under Section 1.3.2(d) shall receive Interest Credits on such Pay Credits as if such Pay Credits had been credited to the Participant's account as of the July 31 of the prior Plan Year.

         1.3.4. SPECIAL CAREER ACCRUALS. Annually on each July 31 beginning July 31, 1998, there shall be credited (but only for each Participant who is an active employee both on August 1, 1997, and on the last day of the applicable Plan Year, who had attained at least forty (40) years of age as of August 1, 1997, and who has been an active employee in substantially continuous employment since on or before July 31, 1992), a Pay Credit equal to three percent (3%) of that Participant's Compensation attributable to such Plan Year. Such Pay Credits shall be given to each such Participant for no longer than the lesser of (i) ten
(10) years, or (ii) the number of years determined by subtracting the total number of completed years of Benefit Service earned by the Participant as of August 1, 1997, from thirty-five (35).

1.4. GRANDFATHERED BENEFITS.

         1.4.1. SELECT PARTICIPANTS. Notwithstanding anything in this Plan Statement to the contrary, all benefits paid or payable with respect to a Participant who did not perform an Hour of Service in Recognized Employment on or after August 1, 1997, shall be paid under the terms of the Prior Plan Document, except that Participants who retire at or after Early Retirement Age or retire at or after Normal Retirement Age at anytime during the months of July or August 1997 and who elect to commence benefit payments after August 1, 1997, may elect to receive a lump sum optional form of distribution under this Plan Statement.

         1.4.2. PROTECTED BENEFITS. Notwithstanding anything in this Plan Statement to the contrary, nothing in this Plan Statement or any amendment thereto shall have the effect of decreasing the Accrued Benefit of any Participant earned under the Prior Plan Statement, eliminating or reducing an early retirement benefit or a retirement-type subsidy or eliminating an optional form of benefit offered under the Prior Plan Statement. No Participant, except those Participants described in Section 3.4 of the Prior Plan Statement, shall accrue any additional benefit under the Prior Plan Statement after August 1, 1997. No Participant shall accrue any additional benefit under the Prior Plan Statement on or after the date he or she becomes a Participant under this Plan Statement.

1.5. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year.

Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant, Joint Annuitant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant, Joint Annuitant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. This instrument has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

                                   SECTION 2

                              COVERAGE UNDER PLAN

2.1. GENERAL ELIGIBILITY RULE. Each employee shall become a Participant on the first day of the first month or the first day of the seventh month of the Plan Year, as the case may be, next following the date as of which the employee has both:

         (a)      attained age twenty-one (21) years or over, and

         (b)      completed one (1) or more years of Eligibility Service,

if the employee is then in Recognized Employment. If the employee is not then in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which he or she enters Recognized Employment.

2.2. SPECIAL RULE FOR FORMER PARTICIPANTS. A Participant whose employment with the Employer terminates and who subsequently is reemployed by an Employer shall immediately reenter the Plan as a Participant upon his return to Recognized Employment.

2.3. PARTICIPANTS MUST FURNISH DATA. As a condition of participation in the Plan, each employee shall furnish the Committee such data and information, including, specifically, satisfactory proof of age, and complete such forms as the Committee may consider desirable or necessary for the effective administration of the Plan. Notwithstanding anything to the contrary provided herein, no retirement income benefit shall be payable under the Plan unless the employee has complied with the requirements of this section, but the right of a Participant to a retirement income benefit shall be fully preserved upon subsequent compliance with said requirements.

2.4. EFFECT OF MISSTATEMENTS BY PARTICIPANT. If any Participant in any written statement required under Section 2.3 shall misstate his age or the age of any person upon whose survival the payment of any benefit in respect of such Participant is contingent or any other fact the misstatement of which would affect the amount of a benefit payable hereunder, the accrual of benefits in respect of such Participant shall not be invalidated, but the amount of the benefit to be available with respect to such Participant will be adjusted retroactively to the amount which would have been payable if such fact or facts had not been misstated; provided, however, that in no event will the Plan be liable to pay any greater benefit in respect of any Participant than that which would have been payable on the basis of the true facts.

                                   SECTION 3

                           RETIREMENT INCOME BENEFITS

3.1.     NORMAL RETIREMENT PENSION.

         3.1.1. WHEN AVAILABLE. Upon the Termination of Employment of a Participant at or after Normal Retirement Age and upon the filing of a proper application with the Committee, the Participant shall receive a Normal Retirement Pension.

         3.1.2. AMOUNT. If the Termination of Employment occurs on the Participant's Normal Retirement Age, the initial monthly amount of the Participant's Normal Retirement Pension shall be the amount of the Participant's Accrued Benefit determined as of the date the first payment of the Normal Retirement Pension is made.

         3.1.3. FORM OF PENSION. The form of the Normal Retirement Pension is a Single Life Annuity, the first payment of which is due on the first day of the calendar month next following the Participant's Termination of Employment or on the first day of any later calendar month that is designated by the Participant, in writing delivered to the Committee or its designee, as the commencement date (but such date cannot be later than the first day of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years unless such Participant is an active employee and elects not to commence payment of benefits until the Participant ceases to be an active employee or, if later, the day the Participant first becomes vested in any Accrued Benefit unless such Participant is an active employee and elects not to commence payment of benefits until the Participant ceases to be an active employee). In lieu of the Single Life Annuity form of Normal Retirement Pension, a Participant may receive an optional form of pension as provided in Section 4 and a married Participant who does not elect otherwise shall receive his Normal Retirement Pension in the Qualified Joint and Survivor Annuity form as provided in Section 4.

3.2. EARLY RETIREMENT PENSION.

         3.2.1. WHEN AVAILABLE. Upon the Termination of Employment of a Participant at or after his Earliest Retirement Age and upon the filing of a proper application with the Committee, the Participant shall receive an Early Retirement Pension.

         3.2.2. AMOUNT. The initial monthly amount of the Participant's Early Retirement Pension shall be the amount of the Participant's Accrued Benefit determined as of the date the first payment of the Early Retirement Pension is made.

         3.2.3. FORM OF PENSION. The form of the Early Retirement Pension is a Single Life Annuity, the first payment of which is due on the first day of any calendar month which follows the Participant's Earliest Retirement Age and Termination of Employment and which is designated by the Participant, in writing delivered to the Committee or its designee, as the commencement date (but such date cannot be later than the first day of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years unless such Participant is an active employee and elects not to commence payment of benefits until the Participant ceases to be an active employee). In lieu of the Single Life Annuity form of Early Retirement Pension, a Participant may receive an optional form of pension as provided in Section 4. and a married Participant who does not elect otherwise shall receive his Early Retirement Pension in the Qualified Joint & Survivor Annuity form as provided in Section 4.

3.3. VESTED BENEFIT.

         3.3.1. WHEN AVAILABLE. A Participant shall be fully Vested in his or her Accrued Benefit hereunder upon the occurrence of the first of the following while still an employee of the Employer or an Affiliate:

         (a)      upon completing five (5) or more years of Vesting Service;

         (b)      upon attainment of age sixty-five (65) years;

         (c) upon the occurrence of a "change in control" (as such term is defined in Section 7.5 hereof); or

         (d) upon a complete termination of the Plan (but only to the extent the Participant's Accrued Benefit is then funded) or upon a partial termination of the Plan affecting the Participant (but only to the extent the Participant's Accrued Benefit would then be funded if the Plan were then completely terminated).

The Participant shall receive this Vested Benefit after the Participant's Termination of Employment and upon the filing of a proper application with the Committee. If no application is filed, payment of the Vested Benefit shall commence on the first day of the calendar year after the Participant attains seventy and one-half (70-1/2) years (or, if later, the day the Participant first becomes Vested in any Accrued Benefit) unless such Participant is an active employee and elects not to commence payment of benefits until the Participant ceases to be an active employee.

         3.3.2. AMOUNT. The initial monthly amount of the Participant's Vested Benefit shall be the amount of the Participant's Accrued Benefit determined as of the date the first payment of the Vested Benefit is made. If a Participant in receipt of a Vested Benefit continues in employment with the Employer beyond the January 1 following the calendar year in which such Participant attains age seventy and one-half (70-1/2) years and the Participant has commenced payment of benefits, the amount of such Participant's Vested Benefit shall be redetermined as of Termination of Employment and as of each August 1 upon which such Participant continues to be employed by the Employer as if that date were the date of Termination of Employment. The amount of increased benefit, if any, shall be paid to the Participant in the form originally determined for the Participant (without any requirement for further notice to the Participant or the Participant's spouse, Joint Annuitant or Beneficiary and without any requirement for further Participant elections or spousal consent).

         3.3.3. FORM OF BENEFIT. The form of the Vested Benefit is a Single Life Annuity, the first payment of which is due on the first day of the calendar month which follows Termination of Employment and which is designated by the Participant, in writing delivered to the Committee, as the commencement date (but such date cannot be later than the first day of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years unless such Participant is an active employee and elects not to commence payment of benefits until the Participant ceases to be an active employee). In lieu of the Single Life Annuity form of Vested Benefit, a Participant who commences payment of the Vested Benefit prior to his or her attainment of fifty-five (55) years of age may receive a single lump sum payment as provided in Section 4.1(e), a Participant who commences payment of the Vested Benefit on or after attainment of fifty-five (55) years of age may receive an optional form of pension as provided in Section 4 and a married Participant who does not elect otherwise shall receive his Vested Benefit in the Qualified Joint and Survivor Annuity form as provided in Section 4.

3.4. DISABILITY RULES.

         3.4.1. CONTINUING PAY CREDITS. Pay Credits under Section 1.3.2 shall continue to be made to a Participant's Account Balance during such Participant's Disability until the earlier of (i) the Participant's attainment of Normal Retirement Age, (ii) the Participant's death, or (iii) commencement of payments to the Participant. Such Pay Credits will be based on such Participant's Compensation earned in the last full Plan Year during which the Participant was an active employee or, if greater, the Participant's Compensation earned in the Plan Year during which the Participant's Disability commenced. Such Participant shall also receive Pay Credits for any Compensation actually received by such Participant after such full day that otherwise qualifies for Pay Credits.

         3.4.2. CONTINUING INTEREST CREDITS. Interest Credits under Section
1.3.3 shall continue to be made to such Participant's Account Balance until the commencement of payments, subject to Section 1.3.3(c).

3.5. GENERAL BENEFITS RULES.

         3.5.1. NONDUPLICATION OF BENEFITS. There shall be no duplication of retirement income benefits under the Plan. If a Participant is eligible for more than one (1) of the retirement income benefits provided under Section 3, such Participant shall elect only one (1) such benefit.

         3.5.2. EFFECT OF TERMINATION BEFORE VESTING -- FORFEITURE AND RESTORATION. No retirement income benefits are available upon the Termination of Employment of a Participant before such Participant is entitled to those retirement income benefits specifically enumerated herein. If a Participant has a Termination of Employment prior to the date upon which retirement benefits are Vested, such employee's Account Balance, if any, shall be forfeited and reduced to zero as of the July

31 coincident with or next following the Termination of Employment (after any Pay Credits or Interest Credits are made as of such day). If such Participant returns to employment with the Employer or an Affiliate before the occurrence of five (5) One-Year Breaks in Service, however, the Account Balance of such Participant shall be restored in the amount so forfeited (without interest or other increase). Actuarial gains resulting from the Termination of Employment of a Participant prior to the date on which retirement income benefits are Vested shall be taken into account in determining the succeeding contributions of the Employer and shall not be used to increase the retirement income benefits of other Participants. A Participant who has a Termination of Employment when not Vested shall be considered to have received full distribution.

3.6. PAYMENTS OF SMALL AMOUNTS.

         3.6.1. LUMP SUM. Notwithstanding anything to the contrary herein provided, if the Participant's Vested Account Balance at Termination of Employment is not more than Three Thousand Five Hundred Dollars ($3,500), that Account Balance shall be paid in a single lump sum as soon as administratively practicable after the last day of the Plan Year in which occurs Termination of Employment. For the purposes of this Section 3.6, if the present value of the Participant's Vested Accrued Benefit is zero (0), the Participant shall be deemed to have received a distribution of that present value at Termination of Employment.

         3.6.2. EFFECT ON ACCOUNT BALANCE. If a Participant receives a lump sum distribution of the Vested Account Balance, the Account Balance shall be zero
(0) and the Plan shall thereafter disregard the Participant's Benefit Service and Compensation before the date the Participant received such distribution.

3.7. FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant, Joint Annuitant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

         (a) to the duly appointed guardian, conservator or other legal representative of such Participant, Joint Annuitant or Beneficiary, or

         (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant, Joint Annuitant or Beneficiary, provided such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant, Joint Annuitant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant, Joint Annuitant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

3.8. LIMITATION ON BENEFITS. In no event shall any benefit be payable to any Participant if, or to the extent that, it would exceed the limitations set forth in the Appendix A to this Plan Statement.

3.9. SUSPENSION OF BENEFITS.

         3.9.1. REEMPLOYMENT BEFORE NORMAL RETIREMENT AGE. If a Participant who is receiving retirement income from the Plan for a previous period of employment is reemployed by the Employer before his Normal Retirement Age, payment of such retirement income shall be suspended for a period of calendar months equal to the number of calendar months (beginning with the month of reemployment) during which the Participant has eighty (80) or more Hours of Service. The payments of retirement income shall resume no later than the first day of the third calendar month following the first calendar month during which the Participant has fewer than eighty (80) Hours of Service. Upon proper application at his subsequent Termination of Employment, the Participant shall be entitled to the retirement income which is accrued to him under the Plan on account of his total employment, adjusted, however, for the payments previously received by him. In no event shall the Participant receive, in the aggregate, a greater retirement income than he would have received if his entire period of employment had been continuous.

         3.9.2. REEMPLOYMENT AFTER NORMAL RETIREMENT AGE. If a Participant who is receiving retirement income from the Plan for a previous period of employment is reemployed by the Employer after his Normal Retirement Age, payment of such retirement income shall be suspended for a period of calendar months equal to the number of calendar months (beginning with the month of reemployment) during which the Participant has eighty (80) or more Hours of Service. The payments of retirement income shall resume no later than the first day of the third calendar month following the first calendar month during which the Participant has fewer than eighty (80) Hours of Service. The payments of retirement income shall resume in the same amount as was in effect immediately prior to the suspension, but the initial payment upon resumption shall include the amount due for the month of resumption plus the amount due for any prior month during which the Participant had fewer than eighty (80) Hours of Service. If the Participant should die during the period of suspension, then such survivor's benefits (if any) as may be provided for under the form of annuity in effect prior to the suspension shall be paid commencing with the first day of the month following the month in which the Participant's death occurs.

         3.9.3. REEMPLOYMENT BEFORE BENEFITS COMMENCE. If a Participant is reemployed by the Employer after Termination of Employment but before any retirement income payments have commenced under the Plan (without regard to whether such reemployment occurs before or after Normal Retirement Age), such retirement income payments shall not thereafter commence until the Participant's subsequent Termination of Employment.

         3.9.4. CONTINUED EMPLOYMENT AFTER NORMAL RETIREMENT AGE. If a Participant continues in employment with the Employer after his Normal Retirement Age, benefits will continue to accrue under the provisions of Section
1.3. Upon the subsequent Termination of Employment of the Participant, such Normal Retirement Pension benefit shall be paid to the Participant under the provisions of Section 3.1.

         3.9.5. PROCEDURAL REQUIREMENTS. Notwithstanding the foregoing, no retirement income benefit shall be suspended under this Section 3.9 unless the Participant is furnished a written notice during the first month in which a payment is withheld that includes the following:

         (a) a statement that payment of the Participant's retirement income benefits is being suspended;

         (b) a description of the specific reasons why payment is being suspended;

         (c) a general description of the Plan provisions relating to the suspension of payments;

         (d)      a copy of this Section 3.9;

         (e) a statement to the effect that the Department of Labor regulations pertaining to suspension of benefits may be found in section 2530.203-3 of Title 29, Code of Federal Regulations;

         (f) a description of the Plan's procedures for affording a review of the suspension of payments (which shall be the Plan's general claims procedure); and

         (g) a description of how any suspendible amount actually (but improperly) paid will be offset from future payments;

provided, however, that if some or all of that information is set forth in the Plan's summary plan description and if the notice also includes information concerning how the employee may obtain a copy of the summary plan description or relevant portions thereof, then the notice may merely refer the Participant to the relevant pages of the summary plan description.

         3.9.6. OFFSETS OF SUSPENDIBLE AMOUNTS. If any retirement income payment that should have been suspended under this Section 3.9 is paid to a Participant, then the suspendible amount shall be offset (without any adjustment for interest) from future payments as follows:

         (a) from the first payment due the Participant after a suspension of retirement income benefits, an amount not in excess of one hundred percent (100%) of the payment may be offset; and

         (b) from subsequent payments to the Participant, an amount not in excess of twenty-five percent (25%) of each such payment may be offset; and

         (c) from subsequent payments to Joint Annuitants or Beneficiaries, an amount not in excess of twenty-five percent (25%) of each such payment may be offset.

                                   SECTION 4

                           OPTIONAL FORMS OF PENSION

4.1. OPTIONAL FORMS AVAILABLE. To the extent authorized in Section 3, the forms of pension which shall be available to a Participant under the Plan shall be:

         (a) SINGLE LIFE ANNUITY - a form of annuity that is payable monthly to and for the lifetime of the Participant. The first payment shall be due on the date specified in Section 3 and the last payment shall be due on the first day of the calendar month in which the Participant's death occurs.

         (b) QUALIFIED JOINT AND SURVIVOR ANNUITY - a form of annuity payable monthly to and for the lifetime of the Participant with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the spouse of the Participant (to whom the Participant was married on the date the Participant received his first payment of benefits in the Qualified Joint and Survivor Annuity form and to whom the Participant was married for twelve continuous months at some time) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and his spouse. The first payment shall be due on the date specified in Section 3. The last payment to a Participant shall be due on the first day of the calendar month in which the Participant's death occurs. The last payment to a spouse who survives the Participant shall be due on the first day of the calendar month in which such spouse dies.

         (c) SURVIVOR ANNUITY - a form of annuity payable monthly to and for the lifetime of the Participant with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of a designated joint annuitant (who had been designated by the Participant prior to the date when the Participant received his first payment of benefits in the Survivor Annuity form) in an amount equal to fifty percent (50%) or one hundred percent (100%), as elected by the Participant, of the amount payable during the joint lives of the Participant and the designated joint annuitant. The designated joint annuitant need not be the Participants's spouse. The first payment shall be due on the date specified in Section 3. The last payment to the Participant shall be due on the first day of the calendar month in which the Participant's death occurs. The last payment to a designated joint annuitant who survives the Participant shall be due on the first day of the calendar month in which such designated joint annuitant dies. The value of the amounts payable to the Participant and joint annuitant in the Survivor Annuity form shall be the Actuarial Equivalent of the amounts payable to the Participant in the Single Life Annuity form.

         (d) TERM CERTAIN AND LIFE ANNUITY - a form of annuity payable monthly to and for the lifetime of the Participant or for one hundred twenty (120) months, if longer. The first payment shall be due on the date specified in Section 3 hereof and the last payment shall be due on the first day of the calendar month in which the Participant's death occurs or, if later, the day on which the one hundred twentieth (120th) monthly payment is paid. If the Participant dies before receiving the last of such payments, the remaining payments shall be made to the Participant's Beneficiary. The value of the amounts payable to the Participant and all Beneficiaries in the Term Certain and Life Annuity form shall be the Actuarial Equivalent of the amounts payable to the Participant in the Single Life Annuity form.

         (e) SINGLE LUMP SUM PAYMENT - a single lump sum payment in cash equal to the Account Balance, determined on the last day of the month preceding the day payment is made and payable as soon as administratively feasible after the date specified in
                  Section 3. However, a single lump sum payment shall not be made to a Participant who is a highly compensated employee or a highly compensated former employee (as defined in section 414(q) of the Internal Revenue Code) unless: (i) after payment of the single lump sum to such Participant, the value of plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities (as defined in section 412(l)(7) of the Internal Revenue Code) or, (ii) the value of the single lump sum payable to such Participant is less than one percent (1%) of the value of current liabilities before the payment. In any Plan Year, the total number of Participants whose benefits are subject to this restriction can be limited to a group of not less than twenty-five (25) highly compensated employees and highly compensated former employees. If the group of affected Participants is so limited, the group must consist of those highly compensated employees and highly compensated former employees with the greatest compensation in the current or any prior Plan Year. For purposes of this restriction, the value of Plan assets and the value of current liabilities must be determined as of the same date.

         (f) LIMITATION ON 100% SURVIVOR ANNUITY. A Participant shall not be permitted to elect a 100% Survivor Annuity that provides for payments to a joint annuitant or Beneficiary who is not the Participant's spouse unless the age of the Participant is no more than ten (10) years greater than the age of such joint annuitant or Beneficiary. The ages of the Participant and the joint annuitant or Beneficiary will be measured for purposes of this paragraph using their attained ages as of their birthdays in the first calendar year in which the Participant receives a distribution from the Plan.

4.2. PRESUMPTIVE FORMS. In the absence of an affirmative written election to the contrary made and filed with the Committee during the ninety (90) day period before the first pension payment is made:

         (a) each Participant who is not married when the first payment is due shall receive his Vested Benefit payments in the Single Life Annuity form, and

         (b) each Participant who is married when the first payment is due shall receive his Vested Benefit payments in the Qualified Joint and Survivor Annuity form.

4.3. PARTICIPANT'S ELECTION RIGHTS. Subject to all other rules of this Plan (which may place limitations upon the forms of pension available or the conditions under which they may be effectively elected) a Participant shall be permitted to elect not to receive the pension in the form otherwise specified and to elect to receive it in another available form and to rescind any such prior elections.

The Committee shall notify each Participant in writing a reasonable time before his Earliest Retirement Age of his option to begin immediately (or at a deferred date) to receive benefits in the form of an Single Life Annuity, Qualified Joint and Survivor Annuity or other optional form, if any, made available under
Section 4. This written notice shall include an explanation of the following rules:

         (a) A Participant who is unmarried when his payments begin will receive his benefit in the form of an Single Life Annuity unless an optional form is made available under Section 4 and is elected before the first pension payment is made.

         (b) A Participant who is married when his payments begin will receive his benefit in the form of a Qualified Joint and Survivor Annuity unless he elects not to receive such form before the first pension payment is made.

         (c) A Participant who is married when his payments begin and who elects not to receive his benefit as a Qualified Joint and Survivor Annuity will receive his benefit in the form of an Single Life Annuity unless, before the first pension payment is made, the Participant:

                  (i) is eligible for and makes an election of an optional form made available under Section 4, or

                  (ii) rescinds his prior election not to receive his benefit in the form of a Qualified Joint and Survivor Annuity.

         (d) A Participant who is married when his payments begin and who elects not to receive his benefit in the form of a Qualified Joint and Survivor Annuity and later rescinds that election may thereafter again make and rescind such election any number of times provided that, to be effective, such elections and rescissions must be made before the first payment is made.

         (e) Of the Single Life Annuity and of the Qualified Joint and Survivor Annuity and of the other optional forms of pension, if any, made available to the Participant under Section 4 and the relative financial effect on the Participant's annuity if the Participant makes any of the elections described in
                  Section 4.

         (f) An election not to receive the Vested Benefit in the form of an Single Life Annuity shall not be effective unless accompanied by an affirmative election of some other optional form.

         (g) An election of a form of pension (other than an Single Life Annuity or Single Life Annuity) shall be automatically rescinded by the death of the Participant or of a designated Joint Annuitant prior to the Termination of Employment of the Participant.

         (h) Except for a distribution made in the Qualified Joint and Survivor Annuity form or a lump sum distribution of the Actuarial Equivalent present value of the Participant's Vested Accrued Benefits of not more than Three Thousand Five Hundred Dollars, no distribution will be commenced to a married Participant in any form or at any time or under any circumstances unless such Participant has made a written application for such distribution which specifies the time and form of the distribution and Participant's spouse consents to such distribution. This consent of the Participant's spouse must be given not more than ninety (90) days before the first payment of benefits is made in writing, must be witnessed by a notary public or a Plan representative designated by the Committee and must acknowledge the effect of the Participant's application (and the terms and conditions of the requested distribution) to which it relates. The consent of the spouse must be to a specific alternate form of distribution which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to elect and to change an alternative form of distribution without any requirement of further spousal consent. If the form of the distribution provides for or may provide for payments to a Joint Annuitant or Beneficiary, the consent of the spouse must be for a specific named Joint Annuitant or Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of named Joint Annuitants or Beneficiaries without any requirement of further spousal consent. The consent of a spouse is effective only for that spouse and is irrevocable once it is given.

         (i) Under no circumstances shall any election change the form of pension benefit after the first payment of a pension has been made.

         (j) All elections and rescissions of elections and requests for information must be made in writing, must be signed by the Participant and will be deemed made only when delivered in fact to the Committee.

         (k) If a Participant makes a written request and furnishes all necessary information within sixty (60) days after receiving the notice described in this Section 4.3, the Committee will furnish (within thirty days of the receipt of the participant's request) a single written explanation in nontechnical language of the terms and conditions of the Qualified Joint and Survivor Annuity, the Single Life Annuity and all other optional forms of pension made available under
                  Section 4 and the financial effect (in dollars per annuity payment) upon a particular Participant's pension benefit if the Participant makes an election not to receive pension benefits in the form of a Qualified Joint and Survivor Annuity or any other election described in this Section 4.

4.4. SPECIAL ELECTION FOR RETIREES ON OR AFTER JULY 1, 1997 BUT PRIOR TO AUGUST 31, 1997. Any Participant who has had a Termination of Employment on or after July 1, 1997, but prior to August 31, 1997, and is entitled to a Normal Retirement Pension or an Early Retirement Pension under the Prior Plan Statement may elect at any time a lump sum payment of the Actuarial Equivalent of the Accrued Benefit as a settlement of rights under the Plan. The amount of the lump sum will be determined as described in Section 1.3.1. Any other form of benefit paid to or elected by such Participant shall be calculated under the Prior Plan Statement.

4.5. NOTICES. The Committee will issue such notices as may be required under sections 402(f) and other sections of the Internal Revenue Code in connection with distributions from the Plan. No distribution will be made unless it is consistent with such notice requirements.

4.6. DIRECT ROLLOVER. A Distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover. A Distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Appendix D.

         (a) ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of an Accrued Benefit to a Distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such Distributee or the joint and last survivor life expectancy of such Distributee and such Distributee's designated Beneficiary, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Internal Revenue Code, and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) ELIGIBLE RETIREMENT PLAN means (i) an individual retirement account described in section 408(a) of the Internal Revenue Code, or (ii) an individual retirement annuity described in section 408(b) of the Internal Revenue Code, or (iii) an annuity plan described in section 403(a) of the Internal Revenue Code, or (iv) a qualified trust described in section 401(a) of the Internal Revenue Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Internal Revenue Code.

         (c) DIRECT ROLLOVER means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the Distributee who is eligible to elect a direct rollover.

                                   SECTION 5

                                 DEATH BENEFITS

5.1. DEATH AFTER BENEFIT COMMENCEMENT. The only death benefits which shall be payable under the Plan upon the death of a Participant after his Termination of Employment and after payment of retirement income benefits under the Plan has commenced to the Participant shall be the unpaid installments of annuity, if any, which are to be continued under the form of pension which the Participant has elected under the provisions of Section 4 hereof or which are provided automatically in the absence of the Participant's affirmative election.

5.2. DEATH BEFORE BENEFIT COMMENCEMENT.

         5.2.1. WHEN AVAILABLE. Upon the death of a Participant who at his death:

         (a) had not yet begun to receive any payment of any retirement income benefits under the Plan, and

         (b) was either entitled to some Vested Account Balance or was Disabled and receiving full Benefit Service during such Disability,

the Account Balance attributable to the Participant shall be payable to the Participant's Beneficiary. If, at the death of the Participant, payment of benefits to the Participant was due or otherwise pending but not yet actually commenced, such payment shall not be made and the Participant shall be deemed to have not yet begun to receive any payment of any retirement income benefit under the Plan at death.

         5.2.2. SURVIVING SPOUSE BENEFICIARY. If the payment of the Account Balance is to be made to the surviving spouse of a deceased Participant, distribution shall be effected for the surviving spouse by converting the Participant's Account Balance to an Actuarial Equivalent amount of monthly income payable for the lifetime of the surviving spouse beginning on the date designated by the surviving spouse which date may not be earlier than the first day of the month following the date the Participant would have attained age fifty-five (55) years and may not be later than the first day of the calendar year following the date the Participant would have attained age seventy and one-half (70-1/2) years (or if later, the date of the Participant's death); provided, however, that a surviving spouse may reject distribution in this form of a lifetime annuity by filing with the Committee an affirmative written rejection of distribution in that lifetime annuity form and an election of distribution of the Account Balance in a single lump sum. This rejection and election must be made and filed not more than ninety (90) days before the date the lump sum distribution is to be made to the surviving spouse. The surviving spouse may make any number of rejections and revocations of rejections and they may be made at any time until the date distribution is actually made or commenced to the surviving spouse. Within a reasonable period of time prior to the date distribution is to be made or commenced to the surviving spouse, there shall be furnished to the surviving spouse a written explanation of the terms and conditions of the lifetime annuity, the surviving spouse's right to reject, and the effect of a rejection of distribution in the form of a lifetime annuity.

         5.2.3. NONSPOUSE BENEFICIARIES. If the Beneficiary is not the spouse of the deceased Participant, distribution shall be made to the Beneficiary in a single lump sum not more than five (5) years after the date of the death of the Participant.

5.3. DESIGNATION OF BENEFICIARIES.

         5.3.1. RIGHT TO DESIGNATE. Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime. If, however, such designation of a Beneficiary is made before the first day of the Plan Year in which the Participant attains age thirty-five (35) years and the Participant dies on or after that date while married, the Beneficiary designation is void.

         Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

         5.3.2. FAILURE OF DESIGNATION. If a Participant:

         (a)      fails to designate a Beneficiary, or

         (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

         (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's said death benefit, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of his surviving issue) in equal shares if there is more than one member in such class surviving the
Participant:

         Participant's surviving spouse
         Participant's surviving issue per stirpes and not per capita Participant's surviving parents
         Participant's surviving brothers and sisters
         Representative of Participant's estate.

         5.3.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution may disclaim his interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of said death benefit at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee and shall not be effective to disclaim any interest that has been distributed prior to the date the disclaimer is delivered. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 6 hereof and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under the Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee.

         5.3.4. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

         5.3.5. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

         (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

         (b) The automatic Beneficiaries specified in Section 5.3.2 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

         (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

         (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

         (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

                                   SECTION 6

                                FUNDING OF PLAN

6.1. CREATION OF TRUST. Donaldson Company, Inc. has heretofore entered into and shall continue in force a Trust Agreement with a Trustee establishing a Fund for the purpose of receiving contributions made in support of the Plan, managing the assets of the Plan, paying the reasonable expenses of the Plan and disbursing benefits determined by the Committee to be due under the Plan. Donaldson Company, Inc. reserves the right to select the Trustee, remove a Trustee and amend the Trust Agreement from time to time and at any time.

The Trustee shall have the exclusive authority to manage and control the assets of the Plan held in trust and their custody and shall not be subject to the direction of any person in the discharge of its duties hereunder (except to the directions of the Committee to pay benefits) nor shall its authority be subject to delegation or modification except as provided in the Trust Agreement entered into between the Employer and the Trustee.

At the Effective Date of this Plan Statement, the Trust Agreement in effect is entitled "Donaldson Company, Inc. Master Investment Trust Agreement," is dated as of May 25, 1988, and designates First Bank National Association as Trustee.

The rights and obligations of the Trustee shall be determined solely under the terms of the Trust Agreement. The Trustee is not a party to this Plan Statement and the terms of this Plan Statement shall not be binding on the Trustee except to the extent that they are expressly incorporated by reference into the Trust Agreement or are made binding upon the Trustee as a matter of law.

6.2. COST OF PLAN. During the continuation of the Plan and after consultation with the Actuary, the Employer will determine and contribute annually or more frequently to the Trustee such amounts which, together with the principal and accumulated earnings, will comply with the provisions of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. Participants will neither be required nor permitted to make contributions to the Fund in support of the Plan. Each contribution to the Plan is conditioned upon its deductibility for federal income tax purposes.

6.3. CONTRIBUTIONS NOT TO BE DIVERTED. Except as hereinafter provided, no part of the contributions that the Employer makes under the Plan shall be available to the Employer for any purpose except for providing benefits under the Plan to Participants, Joint Annuitants and Beneficiaries under the Plan until all such liabilities which have in fact accrued have been satisfied in full. If the deduction for federal income tax purposes under section 404 of the Internal Revenue Code should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Committee, at its election, may direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be.

6.4. SPENDTHRIFT PROVISIONS. Except as hereinbefore provided, no Participant shall have any transmissible interest in his pension benefit and shall have no power to alienate, dispose of, pledge or encumber the same except when, and only as to, the portion or portions thereof received by him, nor shall the Employer, the Committee or the Trustee recognize any assignment thereof, either in whole or in part, nor shall the interest of any Participant or Beneficiary hereunder be subject to attachment, garnishment, execution following judgment or other legal process.

No Participant, Joint Annuitant or Beneficiary shall have any transmissible interest in any benefit nor shall any Participant, Joint Annuitant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Employer, the Committee or the Trustee recognize any assignment thereof, either in whole or in part, nor shall it be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

The power to designate Joint Annuitants or Beneficiaries shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber his Accrued Benefit or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Committee and the Trustee.

This section does not preclude the Employer and the Trustee from complying with a qualified domestic relations order as provided in the Appendix D to this Plan Statement.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

7.1. AMENDMENT. The Employer hereby reserves the power to amend this Plan
Statement:

                  (i) in any respect by resolution of the Board of Directors of Donaldson Company, Inc., and

                  (ii) in any respect that does not materially increase the cost of the Plan to the Employer by action of the Committee (with the written concurrence of the Chief Executive Officer of Donaldson Company, Inc.),

and may amend this Plan Statement either prospectively or retroactively or both; provided that no amendment shall be effective to reduce or divest the Accrued Benefit of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of the Employee Retirement Income Security Act of 1974, or in order to comply with the provisions of the Internal Revenue Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto.

7.2. TERMINATION OF PLAN. The Employer shall have the right at any time to totally or partially terminate the Plan. Upon termination of the Plan, each Participant, Beneficiary and Joint Annuitant shall look solely to the assets of the Fund created for the purposes of the Plan and shall have no claim against the Employer on account of the inadequacy of the assets of the Fund to adequately provide the benefits otherwise apparently promised in this Plan Statement, subject to the requirements of section 4041 of ERISA. The rights of Participants who shall then retire or who have theretofore retired from the employment of the Employer and who or whose designated Joint Annuitants or Beneficiaries are then entitled to receive a pension or who are then in receipt of a pension hereunder the rights of Participants who, on the date of such termination, are then employed by the Employer shall be determined in accordance with section 4044 of ERISA. Notwithstanding the foregoing, the benefits of any highly compensated employee and any highly compensated former employee (as defined in section 414(q) of the Code) is limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. Any funds held by the Trustee after making the allocations described in said section 4044 shall revert to and be paid to the Employer.

7.3. MERGER OR SPINOFF OF PLANS.

         7.3.1. IN GENERAL. The Committee may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets or liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

         7.3.2. LIMITATIONS. In no event shall liabilities be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code with respect to such transferred liabilities. In no event shall liabilities be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code with respect to such transferred assets.

7.4. ADOPTION BY AFFILIATES.

         7.4.1. ADOPTION BY CONSENT. Donaldson Company, Inc. may consent to the adoption of the Plan by any business entity affiliated in ownership with Donaldson Company, Inc. subject to such conditions as Donaldson Company, Inc. may impose.

         7.4.2. PROCEDURE FOR ADOPTION. Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors adopting this Plan Statement to Donaldson Company, Inc. Upon the consent by Donaldson Company, Inc. to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of Donaldson Company, Inc.'s consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by Donaldson Company, Inc. If such adopting business entity is not a corporation, all references in the Plan Statement to "board of directors" shall be deemed to refer to such entity's governing body or other authorized individual.

         7.4.3. EFFECT OF ADOPTION. Upon the adoption of the Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each corporation and each other adopting business entity, as a condition of continued participation in the Plan, delegates to Donaldson Company, Inc. the sole power and authority over all Plan matters except that the board of directors of each adopting business entity shall have the power to amend this Plan Statement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 7.3 and to terminate the Plan as applied to it.

         The Plan will be maintained as a single plan with all Plan assets being available to pay benefits to any Participant, Joint Annuitant, or Beneficiary who is covered by the Plan and is entitled to payment under the terms of the Plan Statement. The costs of maintaining the Plan will be allocated among the Employers in the manner specified by Donaldson Company, Inc. Upon termination of the Plan, any assets payable to the Employer under Section 7.2 shall be allocated among the Employers then sponsoring the Plan in the manner specified by Donaldson Company, Inc. Each reference to the Employer shall include Donaldson Company, Inc. and all adopting business entities unless the context clearly requires otherwise. Employment with Donaldson Company, Inc. or any adopting corporation

(subsequent to its adoption of the Plan) shall be credited with the Employer for the purposes of determining Benefit Service, Eligibility Service, Vesting Service and One-Year Breaks in Service.

7.5. CHANGE IN CONTROL.

         7.5.1. VESTING. Notwithstanding any other provision of the Plan or the Trust Agreement, in the event of a "change in control", all benefits accrued by each Participant in accordance with Section 3 of the Plan shall become fully Vested on the date of such "change in control."

         7.5.2. TERMINATION. Notwithstanding any other provision of the Plan or the Trust Agreement, in the event the Plan is terminated within three (3) years following a "change in control," the Fund shall be applied in accordance with the provisions of Section 7 to satisfy all liabilities to Participants, Joint Annuitants, Beneficiaries and any other person entitled to payment under the Plan. If, after satisfaction of all liabilities to Participants, Joint Annuitants, Beneficiaries and any other person entitled to payment under the Plan, there are assets remaining in the fund following such a termination after a "change in control," such remaining assets shall be applied to the extent permissible under law to the payment of retiree medical benefits payable or provided by the Company to such Participants, their spouses and dependents. If, after providing such retiree benefits, there are assets remaining in the Fund, such assets shall be applied to increase the benefits of Participants actively employed by the Employer on the date of the "change in control," and shall not revert to or be paid to the Employer. Such an increase shall be made for such Participants pro rata to the then present value of their Accrued Benefits.

         7.5.3. AMENDMENT. Notwithstanding any other provision of the Plan or the Trust Agreement, for a period of three (3) years following a "change in control," the provisions of the Plan or Trust Agreement may not be amended if any amendment would adversely affect the rights, expectancies or benefits, provided by the Plan as in effect immediately prior to the "change in control" or as increased by a termination described in Section 7.5.1, of any Participant, Joint Annuitant, Beneficiary or other person entitled to payments under the Plan.

         7.5.4. MERGER. Notwithstanding any other provision of the Plan or the Trust Agreement, in the event of any merger, consolidation, or transfer of assets or liabilities which is effected within three (3) years following a "change in control," the Accrued Benefit of each Participant actively employed on the date of the "change in control," other than any such person who is a "Disqualified Individual," as such term is defined in section 280G(c) of the Internal Revenue Code, shall be increased in accordance with Section 7.5.1 such that any excess, as of the date of any such transaction, of the fair market value of the Fund over the present value of all Accrued Benefits (determined as if such Plan had terminated immediately prior to such merger, consolidation or transfer) is exhausted.

         7.5.5. SPECIAL DEFINITIONS. For purposes of this Section 7.5, a "change in control" shall occur if (i) any "person" or "group" (within the meaning of sections 13(d) and 14(d)(2) of the

Securities Exchange Act of 1934, as amended (the "Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than fifty percent (50%) of the then outstanding voting stock of the Employer, otherwise than through a transaction arranged by, or consummated with the prior approval of, the Board of Directors of Donaldson Company, Inc., or (ii) during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board of Directors of Donaldson Company, Inc. (and any new director whose election by the Board of Directors of Donaldson Company, Inc. or whose nomination for election by the Employer's stockholders was approved by a vote of at least two-thirds of the directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

         7.5.6. NOT AMENDABLE. Notwithstanding any other provisions of the Plan or the Trust Agreement, this Section 7.5 may not be amended for three (3) years following a "change in control" without the written consent of a majority in both number and interest of the Participants actively employed on the date of the "change in control."

                                   SECTION 8

                    DETERMINATIONS -- RULES AND REGULATIONS

8.1. DETERMINATIONS. The Committee shall make such determinations as may be required from time to time in the administration of the Plan. The Committee shall have the sole discretion, authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of employees, Participants, Joint Annuitants and Beneficiaries and the amounts of their respective interests. The Actuary, the Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof nor be charged with any notice to the contrary.

8.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

8.3. METHOD OF EXECUTING INSTRUMENTS.

         (a) Information to be supplied or written notices to be made or consents to be given by an Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Employer by any officer thereof who has been authorized to make such certification or to give such notices or consents or by any Committee member.

         (b) Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

8.4. CLAIMS PROCEDURE. Until modified by the Committee, the claims procedure set forth in this Section 8.4 shall be the claims procedure for the resolution of disputes and disposition of claims arising under the Plan. An application for benefits under Section 3 or Section 5 shall be considered as a claim for the purposes of this Section 8.4.

         8.4.1. ORIGINAL CLAIM. Any employee, former employee or Beneficiary of such employee or former employee may, if he so desires, file with the Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether his claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

         (a)      the specific reasons for the denial;

         (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based;

         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d) an explanation of the claims review procedure set forth in this section.

         8.4.2. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that his claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

         8.4.3. GENERAL RULES.

         (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

         (b) All decision on claims and on requests for a review of denied claims shall be made by the Committee.

         (c) The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

         (d) Claimants may be represented by a lawyer or other representative (at their own expense), but the Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to receive copies of notices sent to the claimant.

         (e) The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

         (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Employer, the Committee and the Trustee.

8.5. INFORMATION FURNISHED BY PARTICIPANTS. Neither any Employer nor the Committee nor the Trustee shall be liable or responsible for any error in the computation of the benefits of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to an Employer, the Committee or the Trustee and used by them in determining his benefits. Neither any Employer nor the Committee nor the Trustee shall be obligated or required to increase the benefits of such Participant which, on discovery of the misstatement, are found to be understated as a result of such misstatement of the Participant. However, the benefits of any Participant which are overstated by reason of any such misstatement shall be reduced to the amount appropriate for him in view of the truth.

                                   SECTION 9

                              PLAN ADMINISTRATION

9.1. EMPLOYER.

         9.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Employer shall be discharged by the officers of Donaldson Company, Inc. or delegated and allocated as provided herein.

         9.1.2. CHIEF EXECUTIVE OFFICER. Notwithstanding the foregoing, the Chief Executive Officer of Donaldson Company, Inc. may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Employer hereunder as he may from time to time deem advisable.

         9.1.3. BOARD OF DIRECTORS. Notwithstanding the foregoing, the Board of Directors of Donaldson Company, Inc. shall have the exclusive authority to act for the Employer to terminate the Plan.

9.2. COMMITTEE.

         9.2.1. APPOINTMENT AND REMOVAL. The Committee shall consist of such members as may be determined and appointed from time to time by the Chief Executive Officer of Donaldson Company, Inc. and shall serve at the pleasure of such Chief Executive Officer. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent that Donaldson Company, Inc., in its discretion, directly pays such expenses.

         9.2.2. AUTOMATIC REMOVAL. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Chief Executive Officer or any notice to the individual so removed.

         9.2.3. AUTHORITY. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

         (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business;

         (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons;

         (c) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees;

         (d) cause to be compiled at least annually, from the records of the Committee and the reports and accountings of the Trustee, a report and accounting of the status of the Plan and the benefits of the Participants and make it available to each Participant who shall have the right to examine that part or portion of such report and accounting (or a true and correct copy of such part) which sets forth his benefits;

         (e) prescribe forms to be used for applications for participation, benefits, notifications, etc., as may be required in the administration of the Plan;

         (f) set up such rules, applicable to all Participants similarly situated, as are deemed necessary to carry out the terms of this Plan Statement;

         (g) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it;

         (h) resolve all questions of administration of the Plan not specifically referred to in this section;

         (i)      in accordance with regulations of the Secretary of Labor:

                  (i) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the Participant, and

                  (ii) afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review by the Committee of the decision denying the claim; and

         (j) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable.

         9.2.4. MAJORITY DECISIONS. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof except to the extent that liability is imposed under the Employee Retirement Income Security Act of 1974.

9.3. LIMITATION ON AUTHORITY. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it hereunder, shall be the responsibility of any other fiduciary except as may be required by the provisions of the Employee Retirement Income Security Act of 1974. Except to the extent imposed by said Act, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by this Plan Statement or by said Act or by any regulations or rulings issued thereunder. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual's rights under the Plan or question any determination made by the Committee regarding the same.

9.4. CONFLICT OF INTEREST. If any officer or employee of any Employer, any member of the Board of Directors of Donaldson Company, Inc., any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant in the Plan, he shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his individual interest hereunder (as distinguished from the interests of all Participants, Joint Annuitants and Beneficiaries or a broad class of Participants, Joint Annuitants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, member or Trustees, as the case may be, to the exclusion of such Participant, and such Participant shall act only in his individual capacity in connection with any such matter.

9.5. DUAL CAPACITY. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

9.6. ADMINISTRATOR. Donaldson Company, Inc. shall be the administrator for purposes of section 3(16)(A) of the Employee Retirement Income Security Act of 1974.

9.7. NAMED FIDUCIARIES. Donaldson Company, Inc., the Board of Directors of Donaldson Company, Inc., the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of the Employee Retirement Income Security Act of 1974.

9.8. SERVICE OF PROCESS. In the absence of any designation to the contrary by Committee, the Secretary of Donaldson Company, Inc. is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

9.9. ADMINISTRATIVE EXPENSES. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

9.10. IRS QUALIFICATION. This Plan is intended to qualify under section 401(a) of the Code as a defined benefit pension plan (and not as a defined contribution profit sharing plan, stock bonus plan or money purchase pension plan).

                                   SECTION 10

                              MISCELLANEOUS RULES

10.1. DISCLAIMERS.

         (a) Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obliged to continue the Plan.

         (b) The terms of this Plan Statement shall not give any employee the right to be retained in the employment of any Employer.

         (c) Neither the Employer or any of their officers nor any member of their Boards of Directors nor any member of the Committee nor the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary or Joint Annuitant. Each Participant, Joint Annuitant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments.

         (d) Neither the Employer or any of their officers nor any member of their Boards of Directors nor any member of the Committee shall in any manner be liable to any Participant, Beneficiary, Joint Annuitant or other person for any act or omission of the Trustee (except to the extent that liability is imposed under the Employee Retirement Income Security Act of 1974).

         (e) Neither the Employer or any of their officers nor any member of their Boards of Directors nor any member of the Committee nor the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under the Employee Retirement Income Security Act of 1974) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund.

         (f) Except as is otherwise provided in the Employee Retirement Income Security Act of 1974, the Employer and their officers, the members of their Boards of Directors, the members of the Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

         (g) Neither the Employer nor the Committee nor the Trustee guarantees that the benefits to be developed hereunder for each Participant shall equal those which are assumed for the purpose of determining and measuring the contributions of the Employer.

10.2. REVERSION OF FUND PROHIBITED. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in, Section
6.3 and Section 7.2 hereof. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Joint Annuitants and Beneficiaries (except as hereinbefore provided).

10.3. CONTINGENT TOP HEAVY PLAN RULES. The rules of the Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

10.4. CONTINUITY. The tenure and membership of the Committee previously appointed, the rules of administration adopted and the Beneficiary designations or elections in effect under the Prior Plan Statement immediately before the Effective Date shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

                                   APPENDIX A

                         LIMITATION ON ANNUAL ADDITIONS
                               AND ANNUAL BENEFITS


                                    SECTION 1

                                  INTRODUCTION

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. ANNUAL ADDITION. Annual addition means, with respect to any Participant for a limitation year, the sum of:

                  (i) all employer contributions (including employer contributions of the Participant's earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                  (ii) all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans; and

                  (iii) all Participant contributions made as of a date during such limitation year to all defined contribution plans.

         1.1.1. SPECIFIC INCLUSIONS. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed. Excess deferrals that are not distributed in accordance with the regulations under section 402(g) of the Code are annual additions.

         1.1.2. SPECIFIC EXCLUSIONS. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law. Excess deferrals that are distributed in accordance with the regulations under section 402(g) of the Code are not annual additions.

         1.1.3. ESOP RULES. In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code under which no more than one-third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant's account (I.E., interest payments).

1.2. ANNUAL BENEFIT. Annual benefit means a retirement benefit under a defined benefit plan which is payable annually in the form of a straight life annuity.

         1.2.1. STRAIGHT LIFE ANNUITY. Except as provided below, a benefit payable in a form other than a straight life annuity will be adjusted to the actuarial equivalent straight life annuity before applying the limitations of this Appendix. To determine this actuarial equivalent, the interest rate assumption shall be the greater of the interest rate specified in the defined benefit plan's plan document or five percent (5%) and the mortality assumption shall be that specified in the defined benefit plan's plan document.

         1.2.2. EXCLUDED CONTRIBUTIONS. The annual benefit does not include any benefits attributable to employee contributions, rollover contributions or the assets transferred from a qualified plan that was not maintained by a controlled group member.

         1.2.3. ANCILLARY BENEFITS. No actuarial adjustment to the annual benefit is required for: (i) the value of a qualified joint and survivor annuity (to the extent such value exceeds the sum of the value of a straight life annuity beginning on the same date and the value of post-retirement death benefits that would be paid even if the annuity were not in the form of a joint and survivor annuity), or (ii) the value of benefits that are not directly related to retirement benefits (such as a pre-retirement disability benefit, a pre-retirement death benefit or a post-retirement medical benefit), or (iii) the value of post-retirement cost of living increases made in accordance with regulations under the Code.

1.3. CONTROLLED GROUP MEMBER. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) of the Code and as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code and as modified by section 415(h) of the Code), affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.4. DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. Defined benefit plan and defined contribution plan have the meanings assigned to those terms by section 415(k)(1) of the Code. Whenever reference is made to defined benefit plans and defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

1.5. DEFINED BENEFIT FRACTION.

         1.5.1. GENERAL RULE. Defined benefit fraction means a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans determined as of the close of the limitation year, and the denominator of which is the lesser of:

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(b)(l)(A) of the Code as of the close of such limitation year (I.E., 125% of $90,000 as adjusted for cost of living, commencement dates, length of service and other factors), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(b)(l)(B) of the Code with respect to such Participant as of the close of such limitation year (I.E., 140% of the Participant's highest average compensation as adjusted for cost of living, length of service and other factors).

         1.5.2. TRANSITION RULE. Notwithstanding the above, if the Participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the defined benefit plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all limitation years beginning before January 1, 1987.

1.6. DEFINED CONTRIBUTION FRACTION.

         1.6.1. GENERAL RULE. Defined contribution fraction means a fraction the numerator of which is the sum of the Participant's annual additions (including Employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee as defined in section 416 of the Code under a welfare benefit fund or individual medical account) as of the close of the limitation year and for all prior limitation years, and the denominator of which is the sum of the amounts determined under paragraph (i) or (ii) below, whichever is the lesser, for such limitation year and for each prior limitation year in which the Participant had any service with the employer (regardless of whether that or any other defined contribution plan was in existence during those years or continues in existence):

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(c)(l)(A) of the Code for such limitation year determined without regard to section 415(c)(6) of the Code (I.E., 125% of $30,000 as adjusted for cost of living), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(c)(l)(B) of the Code with respect to such individual under the defined contribution plan for such limitation year (I.E., 140% of 25% of the Participant's ss.415 compensation for such limitation year).

         1.6.2. TEFRA TRANSITION RULE. The Employer may elect that the amount taken into account for each Participant for all limitation years ending before January 1, 1983, under Section 1.6.1(i) and Section 1.6.1(ii) shall be determined pursuant to the special transition rule provided in section 415(e)(6) of the Code.

         1.6.3. EMPLOYEE CONTRIBUTIONS. Notwithstanding the definition of "annual additions," for the purpose of determining the defined contribution fraction in limitation years beginning before January 1, 1987, employee contributions shall not be taken into account to the extent that they were not required to be taken into account under section 415 of the Code prior to the Tax Reform Act of 1986.

         1.6.4. ANNUAL DENOMINATOR. The amounts to be determined under Section 1.6.1(i) and Section 1.6.1(ii) for the limitation year and for all prior limitation years in which the Participant had any service with the employer shall be determined separately for each such limitation year on the basis of which amount is the lesser for each such limitation year.

         1.6.5. RELEVANT LAW. For all limitation years ending before January 1, 1976, the dollar limitation under section 415(c)(1)(A) of the Code is Twenty-five Thousand Dollars ($25,000). For limitation years ending after December 31, 1975, and before January 1, 1997, the amount shall be:

                   For limitation years                The ss.415(c)(1)(A)
                      ending during:                    dollar amount is:
                      --------------                    -----------------

                           1976                              $ 26,825
                           1977                              $ 28,175
                           1978                              $ 30,050
                           1979                              $ 32,700

                           1980                              $ 36,875
                           1981                              $ 41,500
                           1982                              $ 45,475
                       1983 -- 1996                          $ 30,000

           1.6.6. RELIEF RULE. If the Participant was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0). Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over one (1.0), times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the section 415 limitations applicable to the first limitation year beginning on or after January 1, 1987.

1.7. HIGHEST AVERAGE COMPENSATION. Highest average compensation means the average ss.415 compensation for the three (3) consecutive calendar years during which the Participant was both an active participant in the defined benefit plan and had the greatest aggregate compensation from the Employer.

1.8. INDIVIDUAL MEDICAL ACCOUNT. Individual medical account means an account, as defined in section 415(1)(2) of the Code maintained by the Employer or a controlled group member which provides an annual addition.

1.9. LIMITATION YEAR. Limitation year means the calendar year.

1.10. MAXIMUM PERMISSIBLE ADDITION.

         1.10.1. GENERAL RULE. Maximum permissible addition (a term that is relevant only with respect to defined contribution plans) means, for any one (1) limitation year, the lesser of:

                  (i) Thirty Thousand Dollars ($30,000), or if greater, one-fourth (1/4) of the defined benefit limitation set forth in section 415(b)(1) of the Code as in effect for the limitation year, or

                  (ii) twenty-five percent (25%) of the Participant's ss.415 compensation for such limitation year.

         1.10.2. MEDICAL BENEFITS. The dollar limitation in Section 1.10.1(i), but not the amount determined in Section 1.10.1(ii), shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or an individual medical account.

1.11. MAXIMUM PERMISSIBLE BENEFIT. Maximum permissible benefit (a term that is relevant only with respect to defined benefit plans) means, for any one (1) limitation year, an amount determined as follows:

         1.11.1. SSRA COMMENCEMENT. If the annual benefit commences at the social security retirement age, the maximum permissible benefit is the lesser of:

                  (i)      Ninety Thousand Dollars ($90,000), or

                  (ii)     the Participant's highest average compensation.

         1.11.2. EARLY COMMENCEMENT. If the annual benefit commences before the social security retirement age, the maximum permissible benefit may not exceed the lesser of the actuarial equivalent of a Ninety Thousand Dollar ($90,000) annual benefit beginning at the social security retirement age or the Participant's highest average compensation. If the annual benefit commences before the social security retirement age but after age sixty-two (62) years, this actuarial equivalent shall be the Ninety Thousand Dollar ($90,000) annual benefit reduced in accordance with reductions in social security benefits (I.E., 5/9% for each of the first 36 months and 5/12% for each additional month by which the commencement date precedes the social security retirement age). If the annual benefit commences before age sixty-two (62) years, this actuarial equivalent shall be the actuarial equivalent of the maximum permissible benefit as reduced under the prior sentence to age sixty-two (62) years. To determine this actuarial equivalent (I.E., the pre-age 62 years actuarial equivalent), the interest rate assumption shall be the greater of five percent (5%) or the rate (if there is such a rate) specified in the defined benefit plan's plan document for the purpose of determining actuarial equivalence for early retirement and the mortality assumption shall be that specified in the defined benefit plan's plan document.

         1.11.3. LATE COMMENCEMENT. If the annual benefit commences after the social security retirement age, the benefit may not exceed the lesser of the actuarial equivalent of a Ninety Thousand Dollar ($90,000) annual benefit beginning at the social security retirement age or the Participant's highest average compensation. To determine this actuarial equivalent, the interest rate assumption shall be the lesser of the rate specified in the defined benefit plan's plan document or five percent (5%) and the mortality assumption shall be that specified in the defined benefit plan's plan document.

         1.11.4. COST OF LIVING ADJUSTMENTS. Effective on January 1, 1988 and each January 1 thereafter, the Ninety Thousand Dollar ($90,000) limit and the highest average compensation limit (for Participants who have separated from service) shall be adjusted automatically for increases in the cost of living by the Secretary of the Treasury. The new amounts will apply to limitation years ending within such calendar year.

         1.11.5. PARTICIPATION REDUCTION. If a Participant has less than ten
(10) years of participation in the plan, the Ninety Thousand Dollar ($90,000) limit otherwise defined and adjusted above (but not the highest average compensation limit) shall be reduced to an amount equal to ninety thousand dollars ($90,000) as otherwise defined and adjusted above multiplied by a fraction:

                  (i) the numerator of which is the number of years (and part thereof) of participation, and

                  (ii)     the denominator of which is ten (10).

         1.11.6. SERVICE REDUCTION. If a Participant has less than ten (10) years of service with the controlled group members, the highest average compensation limit otherwise defined and adjusted above (but not the Ninety Thousand Dollar limit) shall be reduced to an amount equal to the highest average compensation limit as otherwise defined and adjusted above multiplied by a fraction:

                  (i) the numerator of which is the number of years (and part thereof) of service, and

                  (ii)     the denominator of which is ten (10).

1.12. PROJECTED ANNUAL BENEFIT. Projected annual benefit means the annual benefit payable to the Participant at his or her normal retirement age (as defined in the defined benefit plan) adjusted to an actuarially equivalent straight life annuity form (or, if it would be a lesser amount, to any actuarially equivalent qualified joint and survivor annuity form that is available under the defined benefit plan) assuming that:

                  (i) the Participant continues employment and participation under the defined benefit plan until his or her normal retirement age (as defined in the defined benefit plan) or, if later, until his or her current age, and

                  (ii) the Participant's ss.415 compensation and all other factors used to determine annual benefits under the defined benefit plan remain unchanged for all future limitation years.

1.13. SECTION 415 COMPENSATION. Section 415 compensation (sometimes, "ss.415 compensation") shall mean, with respect to any limitation year, the wages, tips and other compensation paid to the Participant by the Employer and all controlled group members and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the limitation year but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). For limitation years beginning after December 31, 1991, ss.415 compensation shall be determined on a cash basis. For limitation years beginning after December 31, 1997, ss.415 compensation shall also include any elective deferral as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by an employer at the election of the employee and which is not includable in the gross income of the employee by reason of section 125 or section 457 of the Code.

1.14. SOCIAL SECURITY RETIREMENT AGE. Social security retirement age means the age used as retirement age under section 216(l) of the Social Security Act except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under section 216(1)(2) of the Social Security Act were age sixty-two (62) years.

1.15. WELFARE BENEFIT FUND. Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).

                                    SECTION 2

                         DEFINED CONTRIBUTION LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be allocated to the account of any Participant under a defined contribution plan for any limitation year an amount which would cause the annual addition for such Participant to exceed the maximum permissible addition.

                                    SECTION 3

                           DEFINED BENEFIT LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be accrued for the benefit of any Participant under a defined benefit plan an amount which would cause the annual benefit for any limitation year for such Participant to exceed the maximum permissible benefit.

                                    SECTION 4

                            COMBINED PLANS LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement during limitation years beginning before January 1, 2000, there shall not be allocated to the account of any Participant under a defined contribution plan or accrued for the benefit of any Participant under a defined benefit plan any amount which would cause the sum of such Participant's defined benefit fraction and defined contribution fraction to exceed one (1.0) at the close of any limitation year.

                                    SECTION 5

                                 REMEDIAL ACTION

5.1. DEFINED CONTRIBUTION PLANS ONLY. If a Participant's annual additions for a limitation year would exceed the maximum permissible addition, to the extent necessary to eliminate the excess the following shall occur in the following sequence.

         5.1.1. EMPLOYEE AFTER TAX CONTRIBUTIONS AND ELECTIVE DEFERRALS. The defined contribution plan shall:

                  (i) return any unmatched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (ii) distribute unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (iii) return any matched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (iv) distribute matched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

To the extent matched employee contributions are returned or any matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and reallocated to Participants as provided in the defined contribution plan.

         5.1.2. EMPLOYER CONTRIBUTIONS. If, after taking all the actions contemplated by Section 5.1.1, an excess still exists, the defined contribution plan shall dispose of the excess as follows.

         (a) COVERED. If that Participant is covered by the defined contribution plan at the end of the limitation year, the Employer shall cause such excess to be used to reduce employer contributions for the next limitation year ("second limitation year") and succeeding limitation years, as necessary, for that Participant.

         (b) NOT COVERED. If the Participant is not covered by the defined contribution plan at the end of the limitation year, however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation year) to all the remaining Participants in the defined contribution plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the defined contribution plan causes the limitations of this Appendix to be exceeded with respect to each Participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Appendix) as if they were additional employer contributions before any employer contribution and any Participant contributions which would constitute annual additions may be made to the defined contribution plan for that limitation year. Furthermore, the excess amounts must be used to reduce employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants.

         (c) NO DISTRIBUTIONS. Excess amounts may not be distributed from the defined contribution plan to Participants or former Participants.

         If an excess account is in existence at any time during a limitation year, the gains and losses and other income attributable to the excess account shall be allocated to such excess account. To the extent that investment gains or other income or investment losses are allocated to the excess account, the entire amount allocated to Participants from the excess account, including any such gains or other income or less any losses, shall be considered as an annual addition. If the defined contribution plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Accounts of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer.

         5.1.3. SEQUENCE OF PLANS. Each step of remedial action under Section
5.1.1 and Section 5.1.2 as may be necessary to correct an excess allocation shall be made in all defined contribution plans before the next step of remedial action is made. Each such step shall be made in the defined contribution plans in the following sequence:

                  (i) all profit sharing and stock bonus plans containing cash or deferred arrangements,

                  (ii) all money purchase pension plans other than money purchase pension plans that are part of employee stock ownership plans,

                  (iii) all profit sharing and stock bonus plans other than profit sharing and stock bonus plans containing cash or deferred arrangements and employee stock ownership plans,

                  (iv)     all employee stock ownership plans.

If an excess allocation occurs in two (2) or more plans in the same category, correction of the excess allocation shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

5.2. DEFINED BENEFIT PLANS ONLY.

         5.2.1. GENERAL RULE. If a Participant's annual benefit for any limitation year would exceed the maximum permissible benefit, to the extent necessary to eliminate the excess the defined benefit plan shall cease the accrual of benefits or reduce benefits previously accrued.

         5.2.2. SEQUENCE OF PLANS. Such remedial action as may be necessary to prevent an annual benefit from exceeding the maximum permissible benefit in a limitation year shall be made in defined benefit plans as follows.

         (a) SINGLE PLAN. If the Participant is accruing benefits in only one defined benefit plan during such limitation year, all such cessations and reductions shall be made in that plan; and

         (b) OTHER PLANS IN EARLIER YEARS. To the extent that such cessations and reductions are not adequate and the Participant has accrued benefits in one or more other defined benefit plans in earlier limitation years, such cessations and reduction of accrued benefits under other plans shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan; and

         (c) MULTIPLE PLANS. If the Participant is concurrently accruing benefits in more than one defined benefit plan during such limitation year, such cessations and reductions of accrued benefits under such defined benefit plans shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

5.3. COMBINED DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS. If the sum of a Participant's defined benefit fraction and the defined contribution fraction would exceed one (1.0) at the end of any limitation year beginning before January 1, 2000, to the extent necessary to eliminate the excess the following shall occur in the following sequence.

         (a) DEFINED BENEFIT. The cessation and reduction of accruals described in Section 5.2 shall be made.

         (b) DEFINED CONTRIBUTION. The actions described in Section 5.1 shall be taken.

                                   APPENDIX B

                         CONTINGENT TOP HEAVY PLAN RULES

         Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a top heavy plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a top heavy plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.

                                    SECTION 1

                               SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. AGGREGATED EMPLOYERS. Aggregated employers means the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2. AGGREGATION GROUP. Aggregation group means a grouping of this Plan and:

         (a) if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the aggregated employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when he is actually accruing benefits and not during periods when he has preserved accrued benefits attributable to periods of participation when he was not a key employee), and

         (b) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is required to be taken into account for this Plan or any plan described in paragraph
                  (a) above to satisfy the qualification requirements under
                  section 410 or section 401(a)(4) of the Code, and

         (c) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is not included in paragraph (a) or (b) above, but which the Employer elects to include in the aggregation group and which, when included, would not cause the aggregation group to fail to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code.

1.3. COMPENSATION. Unless the context clearly requires otherwise, compensation means the wages, tips and other compensation paid to the Participant by the Employer and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the applicable period but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). In determining compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code including elective contributions authorized by the Participant under a cafeteria plan or any qualified cash or deferred arrangement under section 401(k) of the Code. For the purposes of this Appendix (excluding Section 1.6 of this Appendix), compensation shall be limited to Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning after December 31, 1993.

1.4. DETERMINATION DATE. Determination date means, for the first (1st) Plan Year of a plan, the last day of such first (1st) Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

1.5. FIVE PERCENT OWNER. Five percent owner means for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.6. KEY EMPLOYEE. Key employee means each Participant (whether or not then an employee) who at any time during a Plan Year (or any of the four preceding Plan Years) is:

         (a) an officer of any aggregated employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all aggregated employers for any such Plan Year in excess of fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year, or

         (b) one (1) of the ten (10) employees (not necessarily Participants) owning (or considered to own within the meaning of the shareholder attribution rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the aggregated employers (which are owned by employees) and who has an annual compensation from all the aggregated employers in excess of the limitation in effect under section 415(c)(1)(A) of the Code for any such Plan Year, or

         (c)      a five percent owner, or

         (d) a one percent owner having an annual compensation from the aggregated employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the aggregated employers' employees or ten percent of all the aggregated employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the aggregated employers, the employee having the greatest annual compensation from that aggregated employer shall be treated as having a larger interest. For the purpose of determining compensation, however, all compensation received from all aggregated employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee.

1.7. ONE PERCENT OWNER. One percent owner means, for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than one percent (1%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.8. SHAREHOLDER ATTRIBUTION RULES. Shareholder attribution rules means the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.9. TOP HEAVY AGGREGATION GROUP. Top heavy aggregation group means any aggregation group for which, as of the determination date, the sum of:

                  (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such aggregation group, and

                  (ii) the aggregate of the accounts of key employees under all defined contribution plans included in such aggregation group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

         (a) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five
                  (5) year period ending on the determination date.

         (b) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

         (c) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to a plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (d) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

         (e) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (f) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

         (g) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (h) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

1.10. TOP HEAVY PLAN. Top heavy plan means a qualified plan under which (as of the determination date):

                  (i) if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees, and

                  (ii) if the plan is a defined contribution plan, the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

         (a) Each plan of an Employer required to be included in an aggregation group shall be a top heavy plan if such aggregation group is a top heavy aggregation group.

         (b) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five
                  (5) year period ending on the determination date.

         (c) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

         (d) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to the plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (e) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

         (f) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (g) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

         (h) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (i) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

                                    SECTION 2

                         DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the determination date for that Plan Year, the administrator of this Plan shall determine if this Plan is a top heavy plan.

                                    SECTION 3

                              CONTINGENT PROVISIONS

3.1. WHEN APPLICABLE. If this Plan is determined to be a top heavy plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.

3.2. VESTING REQUIREMENT.

         3.2.1. GENERAL RULE. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a top heavy plan and the accrued benefits of all Participants in a defined benefit plan that is a top heavy plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

                       If the Participant Has               His Vested
                      Completed the Following               Percentage
                     Years of Vesting Service:               Shall Be:
                     -------------------------               ---------

                   Less than 2 years                             0%
                   2 years but less than 3 years                20%
                   3 years but less than 4 years                40%
                   4 years but less than 5 years                60%
                   5 years but less than 6 years                80%
                   6 years or more                             100%

         3.2.2. SUBSEQUENT YEAR. In each subsequent Plan Year that the Plan is determined not to be a top heavy plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three or more years of Vesting Service for Participants who have one or more Hours of Service in any Plan Year beginning after December 31,
1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

         3.2.3. CANCELLATION OF BENEFIT SERVICE. If this Plan is a defined benefit plan and if the Participant's vested percentage is determined under this Appendix and if a Participant receives a lump sum distribution of the present value of the vested portion of his accrued benefit, the Plan shall:

         (a) thereafter disregard the Participant's service with respect to which he received such distribution in determining his accrued benefit, and

         (b) permit the Participant who receives a distribution of less than the present value of his entire accrued benefit to restore this service by repaying (after returning to employment covered under the Plan) to the trustee the amount of such distribution together with interest at the interest rate of five percent (5%) per annum compounded annually (or such other interest rate as is provided by law for such repayment). If the distribution was on account of separation from service such repayment must be made before the earlier of,

                  (i) five (5) years after the first date on which the Participant is subsequently reemployed by the employer, or

                  (ii) the close of the first period of five (5) consecutive one-year breaks in service commencing after the distribution.

If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of the distribution.

3.3. DEFINED CONTRIBUTION PLAN MINIMUM BENEFIT REQUIREMENT.

         3.3.1. GENERAL RULE. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a top heavy plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to his account) which is at least equal to three percent (3%) of such Participant's compensation. (This minimum contribution amount shall be further reduced by all other Employer contributions to this Plan or any other defined contribution plans.) This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if he had: (i) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and (ii) made any mandatory contributions to the Plan, and (iii) earned compensation in excess of the stated amount required for participation in the Plan.

         3.3.2. SPECIAL RULE. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

         (a) The percentage referred to above shall be determined by dividing the Employer contributions for such key employee for such Plan Year by his compensation for such Plan Year.

         (b) For the purposes of this Section 3.3, all defined contribution plans required to be included in an aggregation group shall be treated as one (l) plan.

         (c) The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an aggregation group if including this Plan in an aggregation group enables a defined benefit plan to satisfy the qualification requirements of section 410 or section 401(a)(4) of the Code.

         3.3.3. SALARY REDUCTION AND MATCHING CONTRIBUTIONS. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied. For the purpose of this Section 3.3 during all Plan Years beginning after December 31, 1988, all Employer matching contributions shall be taken into account for the purposes of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who was not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

3.4. DEFINED BENEFIT PLAN MINIMUM BENEFIT REQUIREMENT.

         3.4.1. GENERAL RULE. If this Plan is a defined benefit plan, then for any Plan Year that the Plan is determined to be a top heavy plan, the accrued benefit for each Participant who is not a key employee shall not be less than one-twelfth (l/12th) of the applicable percentage of the Participant's average compensation for years in the testing period.

         3.4.2. SPECIAL RULES AND DEFINITIONS. In applying the general rule of
Section 3.4.1 of this Appendix, the following special rules and definitions shall apply:

         (a)      The term "applicable percentage" means the lesser of:

                  (i) two percent (2%) multiplied by the number of years of service with the Employer, or

                  (ii)     twenty percent (20%).

         (b) For the purpose of this Section 3.4, a Participant's years of service with the Employer shall be equal to the Participant's Vesting Service except that a year of Vesting Service shall not be taken into account if:

                  (i) the Plan was not a top heavy plan for any Plan Year ending during such year of Vesting Service, or

                  (ii) such year of Vesting Service was completed in a Plan Year beginning before January l, 1984.

         (c)      A Participant's "testing period" shall be the period of five
                  (5) consecutive years during which the Participant had the greatest compensation from the Employer; provided, however, that:

                  (i) the years taken into account shall be properly adjusted for years not included in a year of service, and

                  (ii) a year shall not be taken into account if such year ends in a Plan Year beginning before January l, 1984, or such year begins after the close of the last year in which the Plan was a top heavy plan.

         (d) An individual shall be considered a Participant for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations). Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service). An individual shall not fail to accrue the minimum benefit merely because the individual: (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual's compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.

         3.4.3. ACCRUALS PRESERVED. In years subsequent to the last Plan Year in which this Plan is a top heavy plan, the other benefit accrual rules of the Plan Statement shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant's accrued benefit as determined under this Section 3.4.

3.5. PRIORITIES AMONG PLANS. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a top heavy plan, the following rules shall apply:

         (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

         (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (1) of such plans is a top heavy plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a top heavy plan.

         (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are top heavy plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his compensation.

         (d) If an employee participates in two (2) or more defined contribution plans which are top heavy plans, then the employee, for that Plan Year, shall receive the defined contribution plan minimum benefit in that defined contribution plan which has the earliest original effective date.

3.6. ANNUAL CONTRIBUTION LIMITS.

         3.6.1. GENERAL RULE. Notwithstanding anything apparently to the contrary in the Appendix A to the Plan Statement, for any Plan Year that this Plan is a top heavy plan, the defined benefit fraction and defined contribution fraction of the Appendix to the Plan Statement pertaining to limits under section 415 of the Code shall be one hundred percent (100%) and not one hundred twenty-five percent (125%).

         3.6.2. SPECIAL RULE. Section 3.6.1 of this Appendix shall not apply to any top heavy plan if such top heavy plan satisfies the following requirements:

         (a) MINIMUM BENEFIT REQUIREMENT. The top heavy plan (and any plan required to be included in an aggregation group with such plan) satisfies the requirements of Section 3.4 of this Appendix when Section 3.4.2(a)(1) of this Appendix is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this Section 3.7.
                  Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)."
                  Section 3.5(c) of this Appendix shall be applied by substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)."

         (b) NINETY PERCENT RULE. A top heavy plan would not be a top heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of top heavy plan and top heavy aggregation group.

         3.6.3. TRANSITION RULE. If, but for this Section 3.6.3, Section 3.6.1 of this Appendix would begin to apply with respect to this Plan because it is a top heavy plan, the application of Section 3.6.l of this Appendix shall be suspended with respect to any individual so long as there are no:

         (a) employer contributions, forfeitures or voluntary nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

         (b) accruals for such individual (if this Plan is a defined benefit plan).

         3.6.4. COORDINATING CHANGE. If this Plan is a top heavy plan for any Plan Year, then for purposes of the Appendix A to the Plan Statement, section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

3.7. BARGAINING UNITS. The requirements of Section 3.2 through Section 3.6 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

                                   APPENDIX C

                      DETERMINATION OF ACTUARIAL EQUIVALENT
                             TO SINGLE LIFE ANNUITY

         Section 1. GENERAL RULES. The point of reference for determining the Actuarial Equivalent amount of all forms of benefit is the monthly benefit amount expressed in the Single Life Annuity form. When, under the terms of the Plan Statement, the monthly amount of the Normal Retirement Pension, Early Retirement Pension, Vested Benefit or other benefit has been determined in the Single Life Annuity form, reference to the following factors and tables will determine the Actuarial Equivalent dollar amount of benefit in other available optional forms of pension; provided, however, that:

         (a) The right to elect an optional form of pension shall not be construed to permit a Participant to elect a commencement date for that pension form which is other than the first date that the pension benefit could have been paid in the Single Life Annuity form.

         (b) The following factors and tables assume that the first payment of the Actuarial Equivalent form is made on the same day as the first payment of the Single Life Annuity form to which it is being compared.

         (c) Nothing in this Appendix shall be interpreted as providing for pension benefits under the Plan in excess of the limitations prescribed in the Appendix A to the Plan Statement.

         (d) Nothing in this Appendix shall be construed to provide for an optional form of pension that is not made available under
                  Section 3 of the Plan Statement.

         Section 2. GRANDFATHERED FACTORS. Except to the extent specified in the Prior Plan Statement or this Plan Statement, the following interest and mortality factors shall be used in determining the Actuarial Equivalent amount of any benefit earned under the Prior Plan Statement.

Interest Assumption:                Six percent (6%)

Mortality Assumption:               1971 Group Annuity Mortality Table (male
                                    rates) with a one-year age setback for all Participants and a five-year age setback for all Joint Annuitants

         Section 3. ACCOUNT BALANCE CONVERSIONS. When converting benefits from the Participant's Account Balance to another form of benefit available under
Section 4 (or when converting benefits under the Prior Plan Statement to a single lump sum for payment to a Participant), the benefit to be converted is the Account Balance (or the Single Life Annuity form payable at Normal Retirement Age or the date as of which it is determined, if later--when converting benefits to a single lump sum for payment to any other person, the benefit to be converted shall be the benefit payable to such other person at the latest date such benefit may commence). The factors to be used to convert the Account Balance to another form of benefit (or the Single Life Annuity form to a lump sum benefit) shall be:

Interest Assumption:                During each stability period, the annual
                                    rate of interest on 30-year Treasury
                                    securities for the lookback month. The
                                    stability period shall be the Plan Year. The lookback month shall be the fifth calendar month preceding the commencement of the stability period.

Mortality Assumption:               The mortality rate determined from the table
                                    prescribed by the Secretary of the Treasury under section 417(e)(3)(A)(ii)(I) of the
                                    Code based on the prevailing commissioners' standard table used to determine reserves for group annuity contracts.

                                   APPENDIX D

                       QUALIFIED DOMESTIC RELATIONS ORDERS


                                    SECTION 1

                                 GENERAL MATTERS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

1.1. GENERAL RULE. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.

1.2. ALTERNATE PAYEE DEFINED. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.

1.3. DRO DEFINED. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

1.4. QDRO DEFINED. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Accrued Benefit of a Participant under the Plan and which satisfies all of the following requirements.

         1.4.1. NAMES AND ADDRESSES. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.

         1.4.2. AMOUNT. The order must clearly specify the amount or percentage of the Participant's Accrued Benefit to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.

         1.4.3. PAYMENT METHOD. The order must clearly specify the number of payments or period to which the order applies.

         1.4.4. PLAN IDENTITY. The order must clearly specify that it applies to this Plan.

         1.4.5. SETTLEMENT OPTIONS. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.

         1.4.6. INCREASED BENEFITS. The order may not require the Plan to provide increased benefits (determined on the basis of actuarial value).

         1.4.7. PRIOR AWARDS. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

         1.4.8. EXCEPTIONS. The order will not fail to meet the requirements of
Section 1.4.5 of this Appendix if:

         (a) The order requires payment of benefits be made to an alternate payee before the Participant has separated from service but as of a date that is on or after the date on which the Participant attains (or would have attained) the earliest payment date described in Section 1.4.10 of this Appendix; and

         (b) The order requires that payment of benefits be made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement); and

         (c) The order requires payment of benefits to be made to an alternate payee in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

In lieu of the foregoing, the order will not fail to meet the requirements of
Section 1.4.5 of this Appendix if the order: (1) requires that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (2) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (3) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

         1.4.9. DEEMED SPOUSE. Notwithstanding the foregoing:

         (a) The order may provide that the former spouse of a Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 4 and Section 5 or both Section 4 and
                  Section 5 of the Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

         (b) The order may provide that, if the former spouse has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

         1.4.10. PAYMENT DATE DEFINED. For the purpose of Section 1.4.8 of this Appendix, the earliest payment date means the earlier of:

         (a) The date on which the Participant is entitled to a distribution under the Plan; or

         (b)      The later of (i) the date the Participant attains age fifty
                  (50) years, or (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

                                    SECTION 2

                                   PROCEDURES

2.1. ACTIONS PENDING REVIEW. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

2.2. REVIEWING DROS. Upon the receipt of a domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order.

         2.2.1. RECEIPT. A domestic relations order shall be considered to have been received only when the Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed or certified or otherwise officially authenticated.

         2.2.2. NOTICE TO PARTIES. Upon receipt of a domestic relations order, the Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Committee shall include with such notice a copy of this Appendix.

         2.2.3. COMMENT PERIOD. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty (30) days from the date such notice is mailed by the Committee in which to make comments or objections to the Committee concerning whether the domestic relations order is a qualified domestic relations order. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

         2.2.4. INITIAL DETERMINATION. Within a reasonable period of time after the termination of the comment period, the Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Committee determines that the order is not a qualified domestic relations order or if the Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Committee shall include in its written notice:

                  (i)      the specific reasons for its decision;

                  (ii) the specific reference to the pertinent provisions of this Plan Statement upon which its decision is based;

                  (iii) a description of additional material or information, if any, which would cause the Committee to reach a different conclusion; and

                  (iv) an explanation of the procedures for reviewing the initial determination of the Committee.

         2.2.5. APPEAL PERIOD. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

         2.2.6. FINAL DETERMINATION. In all events, the final determination of the Committee shall be made not later than eighteen (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

2.3. FINAL DISPOSITION. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto. If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

2.4. ORDERS BEING SOUGHT. If the Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant, Joint Annuitant or Beneficiary which otherwise would be due. If the Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant, Joint Annuitant or Beneficiary which otherwise would be due even if the Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order. Notwithstanding the above, after the commencement of a divorce action, the Committee shall comply with a restraining order, duly issued by the court handling the divorce, reasonably prohibiting the disposition of a Participant's benefits pending the submission to the Committee of a domestic relations order or prohibiting the disposition of a Participant's benefits pending resolution of a dispute with respect to a domestic relations order.

                                    SECTION 3

                               PROCESSING OF AWARD

3.1. GENERAL RULES. If a benefit is awarded to an alternate payee pursuant to a domestic relations order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.

         3.1.1. EFFECT ON ACCRUED BENEFIT. For all purposes of the Plan, the Participant's Accrued Benefit (and all other benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Accrued Benefit) shall be permanently diminished by the portion of the Participant's Accrued Benefit which is awarded to the alternate payee.

         3.1.2. AFTER DEATH. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible, unless the qualified domestic relations order clearly provides otherwise. The Participant's Beneficiary designation or other elections under the

Plan shall not be effective to dispose of any portion of the benefit awarded to an alternate payee, unless the qualified domestic relations order clearly provides otherwise.

3.2. FORMER ALTERNATE PAYEES. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.